SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ____ __
Post-Effective Amendment No. 52 x_
File No. 2-21600

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 38 x_
File No. 811-1209

BRIDGES INVESTMENT FUND, INC.
(Exact Name of Registrant as Specified in Charter)

256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114
(Address of Principal Executive Offices) (Zip Code)

402-397-4700
(Registrant's Telephone Number, including Area Code)

Edson L. Bridges II, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: N/A

It is proposed that this filing will become effective (check appropriate box):

__   immediately upon filing pursuant to paragraph (b)
__   on (date) pursuant to paragraph (b)
_x   60 days after filing pursuant to paragraph (a)(1)
__   on (date) pursuant to paragraph (a)(1)
__   75 days after filing pursuant to paragraph (a)(2)
__   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: CAPITAL STOCK

BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

PROSPECTUS
September __, 2004

Capital Stock

The primary investment objective of the Fund is long-term capital appreciation. The development of a modest amount of current income is a secondary investment objective.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

PART A

TABLE OF CONTENTS

RISK/RETURN SUMMARY	3
The Fund’s Investment Objective	3
The Principal Investment Strategies of the Fund	3

PRINCIPAL RISKS OF INVESTING IN THE FUND	4

PAST PERFORMANCE OF FUND	6

FEES AND EXPENSES OF THE FUND	8

FINANCIAL HIGHLIGHTS	10

INVESTMENT OBJECTIVES AND POLICIES	11

Risks of Investing in the Fund	13

MANAGEMENT OF THE FUND	14

Governance	14
Investment Adviser	14
Portfolio Managers	15
Advisory Fees	16
Custodian	16
Dividend Disbursing and Transfer Agent	17

FUND SHAREHOLDER INFORMATION	17

Capital Structure of Fund	17
Valuing Fund Shares	17
Purchase of Fund Shares	18
Minimum Purchase of Fund Shares	20
Dividend and Capital Gains Distributions Options	21
Automatic Investment Plan	21
Redemption of Fund Shares	22
Fund Dividend Policy	23
Tax Consequences	23
Inquiries	24
Bridges Investment Fund, Inc. (the "Fund") is an open-end diversified investment company, which has operated since July 1, 1963.

RISK/RETURN SUMMARY
The following is a summary. You should read the rest of the Prospectus along with this summary.

The Fund’s Investment Objectives

The Fund’s primary investment objective is long-term capital growth, with a secondary objective of generation of a moderate amount of investment income.

The Principal Investment Strategies of the Fund

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of common stocks and convertible securities which Fund management believes offers the potential for increased earnings and dividends over time. Normally, such equity securities will represent 60% or more of the Fund’s assets. On December 31, 2003, 90.6% of the Fund’s net assets were invested in common stocks.

The Fund’s equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Fund’s equity investment process focuses on identifying companies which have superior revenue, earnings, dividend, and free cash flow growth and above-average margins, profitability, and balance sheet quality. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has tended to primarily own larger companies, although at any time, the Fund may own small, medium, or large size companies. The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion. To the extent that the Fund owns small or medium capitalization securities, those securities could have greater price volatility and more limited market trading liquidity. On December 31, 2003, the Fund owned 11 common stocks with a capitalization below $5 billion out of a total of 78 equity issues in the portfolio.

In addition, to generate current income, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks. Normally, such fixed income securities will not constitute more than 40% of the Fund’s portfolio. On December 31, 2003, 9.3% of the Fund’s net assets were invested in debt securities and preferred stocks.

The Fund’s maturity strategy with respect to fixed income securities is driven by two considerations. First, the Fund will generally manage the weighted average life of bonds in the portfolio given its perception of where value lies at any point in time on the yield curve. Second, the Fund will manage the weighted average life of the fixed income portfolio based on its intermediate to longer-term outlook for interest rates at any point in time. Over time, the Fund’s weighted average maturity will usually range between 5 and 12 years with a shorter average maturity reflecting a more conservative posture (i.e., interest rates are near trend low points and expected to rise) or, alternatively, a longer weighted average maturity reflecting a more constructive posture (i.e., interest rates are near trend high points and may be expected to decline). These fixed income policy decisions are made in response to assessments as to the future direction of interest rates. As of December 31, 2003, the Fund’s weighted average maturity was 7.8 years.

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The Fund may purchase lower quality debt securities (sometimes called “junk bonds”) from time to time, provided that such investments are limited to no more than 5% of Fund assets. However, the Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P or Moody’s respectively at the time of their acquisition for the Fund's portfolio.

The allocation of Fund investments among common stocks and other equity securities and bonds and other debt securities (including U.S. Treasury securities) is based on the Fund’s adviser’s judgments about the potential returns and risks of each class. The adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest levels and trends, and fundamental factors (such as price/earnings ratios or growth rates) of individual companies in which the Fund invests.

PRINCIPAL RISKS AND RETURNS FROM INVESTING IN THE FUND

There are risks associated with an investment in the Fund, and there is no assurance the Fund will achieve its investment objectives. The risks of investing in the Fund include:

Market Risk

The value of the Fund’s investments will vary from day to day, and will reflect to some degree general market conditions, interest rates and national and global political and economic conditions. The Fund’s performance will also be affected by the earnings of companies it invests in, as well as changes in market expectations of such earnings. In the short-term, stock prices, and the value of the Fund, can fluctuate significantly in response to these factors. As with any stock investment, the value of your investment in the Fund will fluctuate, meaning you could lose money.

Interest Rate Risk

The Fund’s investments in fixed income securities tend to reduce the Fund’s investment performance during periods of strong market price appreciation, although bonds should tend to cushion Fund value losses during periods of declining stock prices. However, you should also be aware that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, with the most significant impact of interest rate changes on longer maturity issues.

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Credit Risk

The issuers of bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security. High yield securities (or “junk bonds”) invested in by the Fund entail greater risk of loss of principal.

Asset Allocation Risk

The Fund’s performance will also be affected by the adviser’s ability to anticipate correctly the relative potential returns and risks of the types of assets in which the Fund invests. As an example, the Fund’s investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline and its relative investment performance would suffer to the extent that a smaller portion of the Fund’s assets were allocated to stocks during a period of rising stock market prices.

Small and Medium Capitalization Risk

Compared to large capitalization companies, small and medium capitalization companies and the markets for their common stocks are more likely to have more limited product lines, fewer capital resources, and more limited management depth. In addition, securities of small and medium capitalization companies are more likely to experience sharper swings in market values, can be harder to sell at times and sell at prices the manager believes appropriate, and offer greater potential for losses.

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PAST PERFORMANCE OF FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund’s performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund’s shares compare to those of a broad-based market index. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

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The Fund’s highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and –18.35% for the 3rd Quarter 2001.

Average Annual Total Returns
(for the periods ending December 31, 2003)

	Past One Year	Past Five Years	Past Ten Years
Return Before Taxes	35.83%	-0.32%	9.05%
Return After Taxes on Distributions	35.62%	-0.84%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	23.52%	-0.47%	7.35%
S & P 500 (reflects no deduction for fees, expenses or taxes)	28.63%	-0.57%	11.05%

The year-to-date total return as of June 30, 2004 for the Fund was 2.00%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None

Maximum Deferred Sales Charge (Load)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None

Redemption Fee	None*

Reinvestment of Cash Distributions Transaction Fee	None

Exchange Fee	None

Maximum Account Fee	None

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees		0.50%

Distribution and/or Service Fees		0.00%

Other Expenses		0.39%

Audit, Legal and Custodian Services	0.15%

Bookkeeping, Dividend and Transfer Agent Services,
Computer Programming, Printing and Supplies	0.18%

Insurance, Licenses, Taxes and Other	0.06%

Total Fund Operating Expenses		0.89%

* You are responsible for any expenses incurred in connection with a share redemption, if you request redemption proceeds to be wired or sent by overnight or priority mail to you. The Fund's transfer agent will charge a $15 service fee to wire funds or send funds via overnight or priority mail. This amount does not include a wire fee that may be charged by the receiving bank. The transfer agent may waive its cost of the wire fee if none is charged on the initiating end of the transaction.

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Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years

$ 92	$ 290	$ 508	$ 1,160

The expenses in the hypothetical example are calculated for the most recent fiscal year for the Fund (except where an expense has changed for the current fiscal year, in which case, the present cost is reflected in the estimated costs). The expenses show both the amounts paid in the Fund’s financial statements and the costs paid by the shareholder.

This hypothetical example assumes that all dividends and distributions are reinvested. You should not consider the estimates shown in the hypothetical example above as a representation of past or future expenses. Actual expenses may be greater or less than the amounts shown.

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FINANCIAL HIGHLIGHTS*
For the Years Ended December 31
   The financial highlights table is intended to help you understand the Fund’s financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The per share income and capital changes for the years ended December 31, 2003 and 2002 have been audited by Deloitte & Touche LLP while these same per share income and capital changes for the years ended December 31, 2001, 2000 and 1999, were audited by other auditors whose report thereon expressed an unqualified opinion on those financial highlights. The reports of Deloitte & Touche LLP for the years ended December 31, 2003 and 2002, including the financial highlights for these years along with the Fund’s financial statements, are included in the Statement of Additional Information, which is available upon request.

	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994

Net Asset Value, Beginning of Period	$23.05	$31.05	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10	$17.80

Income from Investment Operations
Net Investment Income	$.24	$.20	$.26	$.40	$.30	$.44	$.51	$.55	$.58	$.59
Net Gains or (Losses) on Securities (both realized and unrealized)	$7.99	$(8.00)	$(7.54)	$(6.84)	$12.89	$7.36	$4.77	$3.28	$4.63	$(.52)

Total From Invest. Operations	$8.23	$(7.80)	$(7.28)	$(6.44)	$13.19	$7.80	$5.28	$3.83	$5.21	$.07

Less Distributions
Dividends from net investment income	$(.24)	$(.20)	$(.26)	$(.40)	$(.30)	$(.44)	$(.51)	$(.55)	$(.58)	$(.59)
Distributions from capital gains	-	-	-	$(.81)	$(.91)	$(2.12)	$(.31)	$(.26)	$(.19)	$(.18)
Returns of Capital	-	-	-	-	-	-	-	-	-	-

Total Distributions	$(.24)	$(.20)	$(.26)	$(1.21)	$(1.21)	$(2.56)	$(.82)	$(.81)	$(.77)	$(.77)

Net Asset Value, End of Period	$31.04	$23.05	$31.05	$38.59	$46.24	$34.26	$29.02	$24.56	$21.54	$17.10

Total Return	35.83%	(25.13)%	(18.89)%	(14.09)%	38.90%	27.48%	22.33%	18.06%	30.96%	0.30%

Ratios/Supplemental Data
Net Assets, End of Period (in thousands)	$62,586	$45,855	$60,245	$71,412	$69,736	$48,433	$36,648	$29,249	$24,052	$18,096

Ratio of Expenses to Average Net Assets**	0.89%	0.85%	0.79%	0.72%	0.73%	0.77%	0.81%	0.87%	0.89%	0.90%

Ratio of Net Inc. to Avg. Net Assets	0.91%	0.79%	0.79%	0.95%	0.78%	1.37%	2.64%	3.23%	3.80%	4.25%

Portfolio Turnover Rate	26%	23%	14%	19%	16%	24%	8%	8%	7%	10%

*Per share income and capital change data is computed using the weighted average number of shares outstanding method.

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**Average net asset data is computed using monthly net asset value figures.

   The total annual return from the investment policies and strategies employed for the Fund’s portfolio ranged from a high of 38.90% in 1999 to a low of –25.14% in 2002.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is long-term capital appreciation. In pursuit of such objective, the Fund invests primarily in common stocks and securities convertible into common stocks, with the market value of these securities normally representing 60% or more of the total value of the Fund’s assets. The selection of common stocks and convertible securities will emphasize companies which, in the opinion of the Fund’s management, offer opportunities for increased earnings and dividends. However, the Fund may also invest in common stocks which may be cyclically depressed or undervalued, and, therefore, may offer potential for capital appreciation.

The Fund’s equity investment approach emphasizes owning companies in the Fund which it believes offer the best potential for above-average, long-term capital appreciation. The Fund’s equity investment process focuses on identifying companies which have superior revenue, earnings, dividend, and free cash flow growth and above-average margins, profitability, and balance sheet quality. Market capitalization or company size is a result of this investment approach rather than an active investment consideration. Historically, the Fund has tended to primarily own larger companies, although at any time, the Fund may own small, medium, or large size companies. The Fund considers small companies to be those with market capitalizations under $1 billion, medium size companies to be those with market capitalizations of $1 billion to $5 billion, and large companies to be those with market capitalizations in excess of $5 billion. To the extent that the Fund owns small or medium capitalization securities, those securities could have greater price volatility and more limited market trading liquidity. On December 31, 2003, the Fund owned 11 common stocks with a capitalization below $5 billion out of a total of 78 equity issues in the portfolio.

The generation of a moderate amount of current income is a secondary investment objective of the Fund. To help meet this objective, the Fund may acquire investment grade corporate bonds, debentures, U.S. Treasury bonds and notes, and preferred stocks, provided not more than 40% of the value of Fund assets are maintained in these types of fixed income securities. Investment grade corporate bonds and preferred stocks must carry, at the time of purchase, a Moody’s Investor Service rating of Baa or higher or a Standard & Poor’s Corporation rating of BBB or higher.

For speculative capital gain purposes, the Fund may purchase bonds, debentures, and preferred stocks that carry high yields and balance sheet risk or which have one or more interest or dividend payments in arrears, provided that the Fund intends to limit its investments in such lower quality debt securities (sometimes called “junk bonds”) to no more than 5% of its assets. The Fund may purchase corporate bonds and preferred stocks with ratings below Moody’s Baa and Standard & Poor’s Corporation BBB and some non-rated securities in order to earn above average current income returns, provided the market value of these assets at the time of purchase is included within the 5% total assets limit for “junk bonds”.

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Convertible debentures and convertible preferred stocks are usually classified below investment grade ratings for fixed income securities. For the purpose of managing the Fund’s portfolio within the investment policy guidelines, these convertible securities are accorded the status of equities. Accordingly, these assets do not fall within the Fund restrictions described above limiting the investment of Fund assets to no more than 40% in fixed income securities and limiting the investment of Fund assets to no more than 5% in lower quality debt securities. Convertible debentures and convertible preferred stocks are accorded the status of equities if such securities are convertible at the time of issue.

The Fund may purchase investments in securities of foreign issuers, provided that the market value of such securities will not exceed 10% of the Fund’s total assets, and such securities are traded as American Depository Receipts. However, the purchase of securities of foreign issuers is not a principal strategy of the Fund.

Under unusual economic or financial market circumstances, the Fund may maintain a substantial part or all of its assets in cash or U.S. government securities for temporary defensive purposes and as a result, may not achieve its investment objectives. The Fund may maintain positions in U.S. Government securities for as long as such unusual market conditions exist, and the amounts of these Treasury securities will be excluded from the limitation that not more than 40% of Fund assets are to be invested in fixed income securities. If the Fund takes a temporary defensive position, it may not be able to meet the stated investment objectives.

The Fund's Board of Directors, which oversees the Fund's management, may change investment objectives in the interest of shareholders without a shareholder vote, unless those objectives are classified as fundamental. Please note that although the Fund's primary investment objective of long-term capital appreciation has remained consistent for the past forty years, it has not been classified as fundamental. Accordingly, the foregoing policies as to investments may be altered by the Fund’s Board of Directors; however, they will not be changed without prior written notice to Fund shareholders in a supplement to the Prospectus, or at such time as the next annual revisions to the Prospectus become effective.

In addition to the investment objectives and policies disclosed above, the Fund adheres to certain other investment policy and selection restrictions which are set forth in the Statement of Additional Information.

12

Risks of Investing in the Fund

You should be aware that the value of the Fund’s investments will vary from day to day, based on various factors including earnings performance of companies in which the Fund invests, as well as general market conditions, interest rates and national and global political and economic conditions. The Fund’s investments in stocks are subject to changes in their value due to a number of factors. Investments in stocks can be volatile, and are subject to changes in general stock market movements, referred to as market risk. There may be events or changes affecting particular industries included in the Fund’s portfolio, referred to as industry risk, or a change in value of a particular stock because of an event affecting the issuer. Many factors can affect an individual stock’s price, including poor earnings, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Since the Fund invests in bonds and other debt securities, you should also recognize that there is an inverse relationship between bond prices and interest rates: higher interest rates could cause lower bond prices, and lower interest rates could result in higher bond prices, with the most significant impact of interest rate changes on the very long maturity issues.

Fund investments in bonds and other debt securities also involve credit risk, which is the risk that the issuers of such debt securities are not able to make interest or principal payments, resulting in a loss to the Fund. In addition, even if issuers of debt securities are able to make such interest or principal payments, they may suffer adverse changes in financial condition lowering their credit quality, and the value of the Fund’s assets.

The Fund may also invest in high yield securities or “junk bonds”, which provide greater income opportunity but also entail greater risk of loss of principal. Such high yield securities may be speculative with respect to the issuer’s ability to pay interest and repay principal in accordance with the terms of the obligation. In addition, the market for high yield securities may be less active, limiting the ability of the Fund to sell such securities in a timely manner, increasing the risk of loss to the Fund. The Fund will not purchase junk bonds that have a credit quality rating lower than CC/Ca2 by either S&P or Moody’s respectively at the time of their acquisition for the Fund's portfolio.

With respect to the Fund’s investment in U.S. Treasury securities for temporary defensive purposes, you should anticipate that these defensive actions may result in less than 60% of Fund assets to be held in common stocks and other equity securities and that such temporary defensive actions may be taken prior to the development of the expected adverse market circumstances. Subsequent events in the market may or may not vindicate the judgment of the investment manager to establish the temporary defensive positions in U.S. government securities, and the failure of anticipated market conditions to occur may cause temporary defensive positions to be held for unanticipated, long intervals of time. The Fund may not meet its investment objectives when investing for temporary defensive purposes.

All of the above risks can affect the value of the Fund’s investments, its investment performance and price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

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MANAGEMENT OF THE FUND

Governance

The Board of Directors of the Fund is responsible for general governance of the Fund. In particular, the Board establishes contractual relationships and maintains oversight of the investment manager, the custodian bank and transfer agent, insurance coverage, certified public accountants, and legal representation for the Fund. In addition, the Board of Directors oversees compliance with federal and state regulations, and maintaining the Fund’s position as a regulated open-end investment management company under tax laws. The Board is also responsible for attracting interested and qualified individuals to serve as representatives for the shareholders. Board members carry broad perspectives beyond the fields of finance and investments, and provide insight and guidance for the general business policy of the Fund through the Audit Committee, Administration and Nominating Committee, and regular Board of Directors meetings.

Investment Adviser

At the 2004 Annual Meeting of Fund shareholders held February 24, 2004, shareholders of the Fund approved a new investment advisory agreement between the Fund and Bridges Investment Management, Inc. The new investment advisory agreement became effective as of April 17, 2004. The new investment advisory agreement with Bridges Investment Management, Inc. replaced the prior investment advisory agreement with Bridges Investment Counsel, Inc. which commenced with the Fund on April 17, 1963. Under the Fund's prior investment advisory agreement with Bridges Investment Counsel, Inc., a change of control of the ownership of the firm, which would have caused such agreement to be terminated, would have occurred as a result of the death, disability or retirement of Edson L. Bridges II, who owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, Bridges Investment Counsel, Inc. formed Bridges Investment Management, Inc. as a wholly owned subsidiary in 1994, and provided working capital and other resources to it since 1995. Bridges Investment Management, Inc. commenced its investment advisory business in the first quarter of 2000 while operating as a wholly-owned subsidiary of Bridges Investment Counsel, Inc. Effective December 15, 2000, Bridges Investment Management, Inc. separated from Bridges Investment Counsel, Inc. and is no longer a wholly-owned subsidiary.

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Edson L. Bridges III, who has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, is President of Bridges Investment Management, Inc., and will continue such responsibility. As the investment advisor to the Fund Bridges Investment Management, Inc. will continue to maintain the investment objectives of the Fund.

Bridges Investment Management, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acts as manager and investment adviser under an investment advisory agreement with the Fund. The terms of the investment advisory agreement with Bridges Investment Management, Inc. are substantially similar to the prior advisory agreement with Bridges Investment Counsel, Inc., and are identical with respect to the compensation to be paid by the Fund to the investment advisor. Through an outsourcing agreement with Bridges Investment Counsel, Inc., Bridges Investment Management, Inc. provides the Fund office space, facilities, equipment. In addition, Bridges Investment Management, Inc. pays the costs of maintaining the registration of shares of the Fund under federal and applicable state securities laws.

Bridges Investment Management, Inc. is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The firm renders portfolio investment securities advice to individuals, personal trusts, pension and profit sharing accounts, IRA rollovers, charitable organizations and foundations, corporations and other account classifications and, as of the end of the last quarter of 2003 directly managed assets in excess of $270 million. Bridges Investment Management, Inc. also provides hourly consulting advice concerning alternative investment matters on a limited basis, as well as consulting services for non-portfolio securities matters such as estate and financial planning and general business administration projects.

Portfolio Managers:

Mr. Edson L. Bridges III, CFA, President and Chief Executive Officer of the Fund and President and Chief Executive Officer of Bridges Investment Management, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III dedicates his professional efforts toward security research and portfolio management for Bridges Investment Management, Inc. and Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 18 years.

Mr. Edson L. Bridges II, CFA, Chairman of the Fund and Executive Administrator of Bridges Investment Management, Inc., served as the portfolio manager for almost 34 years from July 1, 1963 through April 13, 1997. He is available to be a back-up person with respect to the operation of the Fund's portfolio whenever the assumption of that responsibility is appropriate or required. Mr. Bridges' career as an investment adviser covers a span of more than 44 years.

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Mr. Brian M. Kirkpatrick, CFA, Vice President of the Fund and Vice President of Bridges Investment Management, Inc., is capable for assuming portfolio management responsibilities of the Fund in instances where his decisions would be needed. Mr. Kirkpatrick has a more than eleven year career with Bridges Investment Counsel, Inc.

Investment selections made by Bridges Investment Management, Inc. for the Fund are predicated upon research into general economic trends, studies of financial markets, and industry and company analyses. The firm obtains its security analysis information from several financial research organizations which restrict the release of their reports primarily to institutional users such as banks, insurance companies, investment counselors, and trust companies.

Advisory Fees:

Under its advisory agreement with the Fund, Bridges Investment Management, Inc. furnishes continuous investment supervision to the Fund for a quarterly fee of 1/8 of 1% of the average Net Asset Value of the Fund, as determined at the close of each month in the quarterly period. This total annual fee of 1/2 of 1% of the Fund’s Net Assets as determined above is the only compensation received by Bridges Investment Management, Inc. from the Fund. During fiscal year ending December 31, 2003, the Fund paid $266,705 to Bridges Investment Counsel, Inc. for its services as investment adviser under its investment advisory agreement, which had the same compensation terms as the current investment advisory agreement between Bridges Investment Management, Inc. and the Fund.

The Fund pays the charges of the custodian, dividend disbursing and transfer agent, fees of auditors and legal counsel, and the fees of the investment adviser as described earlier. The Fund also incurs other expenses such as bookkeeping, publication of notices and reports to shareholders, printing and mailing of stock certificates, and miscellaneous taxes. However, total annual expenses of the Fund, exclusive of taxes but including fees paid to the investment adviser, are limited to 1 1/2% of average net assets, and Bridges Investment Management, Inc. agrees to reimburse the Fund for expenditures in excess of such amount. The investment advisory agreement between Bridges Investment Counsel, Inc. and the Fund had the same provisions, and during 2003, there were no reimbursed expenses paid to the Fund under this contract arrangement and expense limitation.

Custodian

Commencing October 1, 2004, U.S. Bank National Association, an affiliate of U.S. Bancorp Fund Services, LLC, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, will serve as custodian of the Fund's assets pursuant to a Custody Agreement, replacing First National Bank of Omaha. Under the Custody Agreement, U.S. Bank National Association's duties include (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations. U.S. Bank National Association does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities.

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Dividend Disbursing and Transfer Agent

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC's duties include (i) issuance and redemption of Fund shares, (ii) making dividend and other distributions to shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and others relating to its duties, (iv) maintaining shareholder accounts, and (v) issuing Form 1099 information to Fund shareholders each year.

FUND SHAREHOLDER INFORMATION

Capital Structure of Fund

The Fund’s capital structure consists of one class of 6,000,000 authorized shares (par value of one dollar per share). Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares. The Fund is not authorized to issue any preferred stock or other senior securities.

Valuing Fund Shares

Shares of the Fund are sold directly to investors by the Fund and are redeemed by the Fund at the next determined Net Asset Value.

The Net Asset Value of a share of the Fund at any specific time is obtained by dividing the value of the net assets of the Fund by the total number of shares outstanding at such time. The calculation of Net Asset Value includes the daily accrual of income and expenses. Expenses are estimated at a daily accrual rate, and this daily accrual rate is adjusted to costs on a monthly or quarterly basis if the daily accrual rate is above or below actual costs when such costs become known.

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The Fund calculates its Net Asset Value based on the current market value for its portfolio securities at the close of daily trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time (3:00 p.m. Central Time), on the date of valuation. The Fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value as determined in good faith by or under procedures adopted by, the Fund’s Board of Directors. Short-term securities such as Treasury Bills with under a 60-day maturity are valued at the purchase price, and the income from the discount is reflected as accrued income on a daily basis.

Purchase of Fund Shares

Account Application Form – To purchase Fund shares you must complete and sign the Account Application form, which is sent with this Prospectus, or may be obtained from the offices of the Fund at 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114, or from the Fund's transfer agent, U.S. Bancorp Fund Services, LLC. Please review the Account Application form for detailed information for executing and completing a purchase of shares in the Fund. The completed Account Application form and a check made payable to Bridges Investment Fund, Inc. or other means of payment to the Fund should be sent to the Fund's transfer agent as indicated below:

BY MAIL:	BY OVERNIGHT OR EXPRESS MAIL TO:
Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Bridges Investment Fund, Inc. c/o U.S. Bancorp Fund Services 615 East Michigan Street, 3rd floor Milwaukee, WI 53202

With respect to purchases of Fund shares, the following conditions will apply: (1) all of your purchases must be made in U.S. dollars, and the check(s) must be drawn on U.S. banks; (2) no third party checks will be accepted; (3) the Fund does not accept currency, cashier's checks or money orders to purchase Fund shares; and (4) if your purchase transaction is cancelled due to nonpayment or because your check does not clear, you will be held responsible for any loss the Fund or the Manager incur and you will be subject to a returned check fee of $25.

Persons who are accessible to the Fund’s office in Omaha, Nebraska may seek and receive assistance at that location to complete applications and other forms to effect a purchase transaction.

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Subsequent Purchases by Mail – Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund, the exact title of the account, your address, and your Fund account number.

Purchase by Wire - To avoid a delay in the purchase of Fund shares by check, you should consider buying shares by bank wire transfer. To make an initial purchase by wire:

  Call Bridges Investment Fund, Inc. at 1-866-934-4700 for an account number. This will require the receipt of a completed Application via facsimile.
  Instruct your bank (which may charge a fee) to wire federal funds to U.S. Bank, N.A. as follows:
U.S. Bank, N.A.,
777 East Wisconsin Avenue,
Milwaukee, WI 53202,
ABA No. 075000022
Credit U.S. Bancorp Fund Services, LLC,
DDA No. 112-952-137
Attn.: Bridges Investment Fund, Inc., New Account
For: Account Name (Name of Investor).

  The wire must specify the Fund in which the investment is being made, account registration, and account number.
  A completed Application must also be sent to the Bridges Investment Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan St., 3rd floor, Milwaukee, WI 53202, indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing your account number with the Fund.

To make a subsequent purchase by wire:
  Subsequent wire investments may be made by following the same procedures. However, you need not call for another account number if you already own shares in the Fund.
Purchase Through a Broker – You can purchase shares at net asset value through a broker that has a relationship with the Distributor. Quasar Distributors, LLC (“Quasar” or “Distributor”) will serve as the distributor of the Fund’s shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202.

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If you buy shares through a broker, the broker is responsible for forwarding your order to the transfer agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or the Fund by 3:00 p.m. (Central Time) on a day when the NYSE is open for regular trading, you will receive that day’s price and be invested in the Fund that day. You may add to an account established through any broker either by contacting your broker or directly through the transfer agent by using one of the methods above.

Your purchase of Fund shares will be bought at the next determined Net Asset Value of the Fund which is calculated after your Account Application is received in proper form.

To help government agencies fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. As requested on your Account Application, you must supply your name, date of birth, social security number, permanent street address and other information that will allow identification of persons opening an account. Mailing addresses containing a P.O. Box may not be accepted. Federal law prohibits the Fund and other financial institutions from opening accounts unless the minimum identifying information described above is received and the Fund can verify the identity of the new account owner. The Fund may be required to delay the opening of a new account, not open a new account, close and existing account or take other steps deemed reasonable if the Fund is unable to verify the identity of a person opening an account with the Fund. Please contact the Fund's transfer agent at 1-866-934-4700 if you need additional assistance when completing your application.

Keep in mind that if we do not verify the identity of a customer through reasonable means, the account will be rejected or the customer will not be allowed to perform a transaction in the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

It is the policy of the Fund not to accept orders for Fund shares under circumstances or in amounts considered to be disadvantageous to existing shareholders, and the Fund reserves the right to suspend the offering of shares for a period of time. Account Applications will only be accepted from residents of states in which the Fund shares have been registered or otherwise qualified for offer and sale.

Minimum Purchase of Fund Shares

You may purchase shares of the Fund at such times and in such amounts as you desire. However, the Board of Directors of the Fund has established a minimum of $1,000 for an initial investment in the Fund, and a minimum of $250 for any subsequent investment in the Fund, provided the Fund, in its discretion, may waive such minimums.

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If you choose to use the Fund’s Automatic Investment Plan (described below), the minimum monthly investment is $100, once the minimum initial investment of $1,000 has been made. At its discretion, the Fund may also waive such minimums.

Dividend and Capital Gains Distributions Options

The Fund offers the following options with respect to dividends and capital gains distributions, if any, on capital stock held by you in the Fund.

(1)    Reinvestment Option: You may elect to have all dividends and capital gains distributions automatically reinvested in additional shares of the Fund. If you do not indicate a choice on the Account Application, you will be assigned this option. Shares purchased under this option are entered on the stock transfer records maintained by the Fund transfer agent, U.S. Bancorp Fund Services, LLC. Certificates for full shares will be delivered to you at your request. Fractional shares have full dividend and redemption rights. Reinvestment of cash distributions will be made at the Net Asset Value per share which is in effect on the respective dividend or capital gains payment date. Written notice will be sent to shareholders electing this option showing the shareholder’s holdings in the Fund, both prior to and after the reinvestment, as well as the dollar amount of the dividend or capital gains reinvestment and the Net Asset Value in effect for the purchases.

(2)    Cash Option: You may elect to be sent a check for all Fund dividend and capital gain distributions, or alternatively, only dividend distributions or capital gains distributions. If you elect any of these alternatives, you must check the appropriate box(es) on the Account Application. Cash distribution checks are typically mailed to shareholders within two days, but not later than seven days after payment. Please note: the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

You may change the option selected by you from time to time by written notice to the Fund indicating the new option designed by you. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund's current net asset value, and to reinvest all subsequent distributions.

Automatic Investment Plan

To participate in the Fund’s Automatic Investment Plan, you must either be an existing shareholder in the Fund, or if a new investor, make an initial investment of at least $1,000 under Item A, “Investment”, on the Account Applications. To open an account using the Automatic Investment Plan, complete and sign the Account Application, and complete the information required in Item E, “Automatic Investment Plan”. You must attach a voided check as indicated on the Application. Your purchase of Fund shares will be made automatically in accordance with the options selected on the Application form. A minimum monthly transfer of $100 is required to participate in the Automatic Investment Plan. You will be assessed a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment, or for any other reason. You may terminate your participation in the Fund's Automatic Investment Plan at any time by written instructions to the Fund.

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Redemption of Fund Shares

As a shareholder of the Fund, you may at any time, except as specified below, redeem your stock by sending a signed letter of instruction to: Bridges Investment Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202. Signature guarantees are required for all written requests to redeem shares with a value of more than $10,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. The Fund may hold proceeds of redemption until the original letter is received.

Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Persons who are accessible to the Fund's office in Omaha, Nebraska may seek and receive assistance at that location to complete redemption transactions.

The redemption price is the next determined Net Asset Value of Fund shares which is calculated after your certificate or written notification is received in proper form. The redemption price may be above or below your cost, depending on the market value of the Fund’s portfolio securities at the time of the redemption.

All certificates presented for redemption or requests for liquidation of uncertificated shares held under Plan accounts must be duly endorsed or accompanied by a duly executed separate assignment, with signature(s) guaranteed by either a financial or banking institution whose deposits are insured by the Federal Deposit Insurance Corporation or by a brokerage firm which is a member of any exchange as defined in the fidelity insuring bond carried by the Fund with ICI Mutual Insurance Company. The signature(s) should be in the name(s) of the stockholder as shown on the stock transfer records which are maintained for the Fund by U.S. Bancorp Fund Services, LLC. The signature guarantee must be obtained in each instance of a redemption for both certificated and uncertificated shares. The Fund and its Transfer Agent will also recognize guarantors that participate in the Securities Transfer Agents Medallion Program (STAMP). NOTARIZED SIGNATURES ARE NOT GUARANTEED SIGNATURES AND WILL NOT BE ACCEPTED BY THE FUND.

In most instances, payment for shares redeemed will be made within seven days after request in good order for redemption and tender of shares has been made. However, the Fund may hold payment on redemption of shares until it is reasonably satisfied that the investment amount made by check to the Fund has been collected, which can take up to 12 business days.

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The Fund mails checks for redemption proceeds typically within one or two days, but not later than seven days, after it receives the request and all necessary documents. The Fund will send redemption checks by overnight or priority mail upon request, and at investor’s expense. The Fund will normally wire redemption proceeds to your bank the next business day after receiving the redemption request and all necessary documents, including the signature guarantee. The Fund will also wire redemption proceeds to you upon request, with a $15 wire fee. You are also responsible for any charges which your bank may make for receiving wires.

Redemption privileges and payments may be suspended during periods when the New York Stock Exchange is closed (other than weekends and holiday closings) or trading thereon is restricted, or for any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or for such other periods as the Securities and Exchange Commission may by order permit for the protection of the shareholders of the Fund. The Securities and Exchange Commission shall determine when trading on the New York Stock Exchange is restricted and when an emergency exists.

In the event there is more than one owner of an account, all owners must sign the letter that requests a redemption of shares in the Fund.

Fund Dividend Policy

The Fund will distribute to shareholders substantially all of the net income and net capital gains, if any, realized from the sale of securities. Dividends will be paid on or about the 25th day of January, April, July, and October. Shareholders will be advised as to the source or sources of each distribution. A year-end payment of capital gains, if any amounts are earned between November 1 and October 31 in any given year, will be paid on or before December 31st to meet a special requirement of the Tax Reform Act of 1986. The Fund must declare a dividend amount payable before January 31 of the next year on December 31 in order to remit at least 98% of the net investment income for the calendar year to comply with the provisions of the 1986 Act. The investment return will depend upon and vary with changes in interest rates, dividend yields, investment selections of the Fund, and many other unpredictable factors.

Tax Consequences

The following discussion of taxes is for general information only. You should consult with your own tax advisor about the particular federal, state and local tax consequences to you of investing in the Fund.

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The Fund has complied with special provisions of the Internal Revenue Code pertaining to investment companies so that the Fund will not pay federal income taxes on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive. As a shareholder, you are subject to federal income tax on distribution of investment income and on short-term capital gains which are treated as ordinary income. Other capital gain distributions will be taxable to you at different maximum rates, depending upon their source and other factors. Dividends are taxable either as ordinary income, or, if so designated by the Fund, and provided that certain holding period and other requirements are met by both the Fund and the shareholder, taxable as "qualified dividend income" to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividends and distributions are generally taxable regardless of whether you take payment in cash or reinvest them to buy additional Fund shares.

As with all mutual funds, the Fund will be required to withhold 28% of taxable distributions payable to you for payment of federal income taxes, unless the Fund receives from you a Form W-9 election indicating you are not subject to back-up withholding. The Form W-9 will be supplied to new shareholders by U.S. Bancorp Fund Services, LLC at the time of initial subscription to shares of the Fund. You will be required to provide certain pertinent information on the Form W-9, or the Fund Account Application, including your social security or tax identification number.

There may be tax consequences to you upon the redemption (sale) of your Fund shares. You generally have a capital gain or loss from a disposition of shares. The amount of gain or loss and the tax rate will depend primarily upon how much you paid for your shares, the redemption (sale) price, and how long you held the shares.

Shareholders who are tax-exempt entities with respect to federal and state income taxes will not be subject to tax on the income and capital gains distributions from the Fund. If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

The Fund, through an annual tax information letter and quarterly shareholder reports, will inform you of the amount and generic nature of such income and capital gains. U.S. Bancorp Fund Services, LLC, through the annual Form 1099 or its substitute equivalent, will provide a report for each individual account within an appropriate time frame after the close of the Fund’s fiscal year.

Inquiries

Shareholder inquiries for information or assistance in handling administrative matters should be directed to either:

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Bridges Investment Fund, Inc.	OR	Mrs. Nancy K. Dodge, Treasurer
c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 866-934-4700		Bridges Investment Fund, Inc. 256 Durham Plaza, 8401 West Dodge Omaha, Nebraska 68114 402-397-4701 (extension 229) mail to: ndodge@bridgesinv.com

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BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
256 Durham Plaza
Omaha, Nebraska 68114
(402) 397-4700

PROSPECTUS
September __, 2004

Capital Stock

   The STATEMENT OF ADDITIONAL INFORMATION (SAI), designated as Part B, discusses the following topics:

  General Information and History of the Fund
  Investment Objectives and Policies
  Management of the Fund
  Control Persons and Principal Holders of Securities
  Investment Advisory and Other Services
  Brokerage Allocation and Other Practices
  Capital Stock and Other Securities
  Purchase, Redemption, and Pricing of Securities
  Description of Fund Plans
  Tax Status
  Underwriters
  Calculation of Performance Data
  Financial Statements
Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

You can get free copies of the SAI, The Annual and Quarterly Reports, request other information about the Fund, and receive answers to your questions about the Fund by contacting the transfer agent at:

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
1-866-934-4700

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Further information about the fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC’s Website (http://www.sec.gov) or copies can be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by sending an e-mail to publicinfo@sec.gov.

Investment Company Act File No. 811-1209

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BRIDGES INVESTMENT FUND, INC.

8401 West Dodge Road
Omaha, Nebraska 68114
(402) 397-4700

September __, 2004

PART B
INFORMATION REQUIRED IN A STATEMENT
OF ADDITIONAL INFORMATION

Capital Stock

Special Notices

•	This Statement of Additional Information is not a Prospectus.

•	This Statement of Additional Information should be read in conjunction with the Prospectus of Bridges Investment Fund, Inc. dated September __, 2004.

•	Other Information, Part C, of the filing dated September __, 2004, by Bridges Investment Fund, Inc. with the Securities and Exchange Commission may contain useful material for prospective investors and shareholders.

•	A copy of the Prospectus of Bridges Investment Fund, Inc. and Part C may be obtained from the office of the Fund at the address shown above.

•	The date of this Statement of Additional Information is September __, 2004

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FUND HISTORY

The Fund was organized as an open-end investment company under the laws of Nebraska on March 20, 1963. The Fund commenced investment operations on July 1, 1963, and shares of Capital Stock were first sold to the general public on December 7, 1963. The Fund has conducted its business continuously since that year.

The Fund's primary purpose is to extend the professional investment services of the firms of Bridges Investment Management, Inc. and Bridges Investment Counsel, Inc. to investors whose funds are too small to permit economical administration as separate accounts. By acquiring shares of the Fund, investors with smaller accounts obtain securities diversification and continuous investment supervision, although an investment in the Fund does not remove the market risk inherently involved in making securities investments.

Description of the Fund and Its Investments and Risks

Investment Policies, Strategies and Risks – The primary investment objective of the Fund is long-term capital appreciation. The development of a moderate amount of current income is a secondary investment objective of the Fund. The Fund will invest in common stocks and securities convertible into common stocks to achieve its capital growth objective, bonds, debentures, and preferred stocks to meet its income objective. Refer to the Fund Prospectus for a complete discussion of the investment policy objectives for the Fund and the strategies employed to attain the Fund’s objectives.

Fund Policy Restrictions – The activities of the Fund and its investment policies are restricted as set forth in the Fund’s Prospectus and in the following discussion. The restrictions described below cannot be changed without the approval of a majority of the outstanding voting securities of the Fund.

The Fund will not concentrate its investments in a particular industry or group of related industries by committing more than 25% of total assets to securities in any one industry or group of related industries. With the exception of investments in U.S. government securities, the Fund will not make investments which will cause more than 5% of the total value of its assets (at the time of purchase) to be invested in the securities of any one issuer. Furthermore, in initial or subsequent investments, the Fund may not acquire more than 10% of the voting stock of any one issuer, and the Fund may not acquire more than 10% of any one class of the outstanding securities of any one issuer. For the purposes of this restriction, all kinds of securities of a company representing debt are considered as a single class irrespective of their differences, and all kinds of preferred stock of a company are considered a single class irrespective of their differences.

The Fund will not borrow money or pledge or mortgage its assets, except as a temporary measure, in which event total borrowings shall not exceed 10% of the value of its total assets. The Fund has never exercised the option to borrow money as a temporary measure. In addition, the Fund may not purchase securities on margin or make short sales. The Fund has authorized only one class of stock, and will not issue any preferred stock or other senior securities.

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The Fund will not make investments which will cause more than 5% of the value of its total assets (at the time of purchase) to be invested in securities of issuers which have a record of less than three years’ operation.

The Fund will not invest in companies for the purpose of exercising control or management, and the Fund will not invest in securities of other investment companies except by purchase in open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or where the acquisition is part of a plan of merger or consolidation. Such acquisitions, if any, of the securities of other registered investment companies by the Fund are not permitted if immediately after such purchase or acquisition:
1.The Fund owns in the aggregate more than 3% of the outstanding voting stock of another investment company;

2.The shares of the other registered investment company have an aggregate value in excess of 5% of the value of the total assets of the Fund; or

3.The shares of the other registered investment company and all other investment companies have an aggregate value in excess of 10% of the value of the total assets of the Fund.

Each investment of the Fund will be made with the expectation that the security acquired will be held for the long term. The Fund will not purchase securities with a view towards rapid turnover for capital gains. However, the management may sell securities for short term gains or losses if new information or changes in market conditions indicate such selling action is advisable.

The Fund will not invest outside of the area of securities. It will not purchase or sell real estate, commodities or commodity contracts. The Fund will not make loans to other persons. (The acquisition of a portion of an issue of publicly distributed bonds, debentures, or other debt securities is not to be considered the making of a loan.)

The Fund will not engage in the underwriting of the securities of other issuers.

The Fund will not purchase restricted or non-registered securities.

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The Fund will not purchase or sell put or call options, except the Fund may write or sell call options against shares held in its securities portfolio on the American Stock Exchange, Inc., the Chicago Board Options Exchange, Incorporated, the Pacific Stock Exchange Incorporated, and the PBW Stock Exchange, provided that any such call options will be limited to shares of common stocks which have an aggregate market value of less than 10% of the total value of the Fund’s assets at the time of the transaction, and further provided that not more than one-half of the shares held in any one issuer will be eligible for the writing of such call options. The Fund may purchase a call option with terms identical to a call option which has been previously written in order to liquidate or close an existing call option position. As of December 31, 2003, the Fund has not exercised its authority to write a covered call option.

The Fund may purchase bonds, debentures, and preferred stocks which have one or more interest or dividend payments in arrears, but, nevertheless, offer prospects of resuming the payment of the arrearage plus the current income rate. Such securities may offer a significant price improvement from a depressed level, thereby creating a capital gain potential similar to the advancement possible for common stock selections. The risk of owning this type of security is that income payments will not be resumed or that the principal will never be repaid. Further, the Fund may acquire issues, sometimes known as “junk bonds”, with above average yield and balance sheet risk. The purchase of this lower grade of securities will be limited to 5% of the value of the total assets of the Fund.

With respect to the ownership of U.S. Government securities, including investments in such securities for temporary defensive purposes, the Fund will invest primarily in issues of the U.S. Treasury that are backed by the full faith and credit of the United States of America. The Fund may purchase U.S. Treasury Bills, short term; U.S. Treasury Notes, intermediate term; and U.S. Treasury Bonds, long term instruments depending upon the attractiveness of interest rates and the expected trends of these yields in the future.

Portfolio Turnover – In the ten years ending December 31, 2003, the portfolio turnover rate for the Fund ranged from a high of 26% in 2003 to a low of 7% in 1995. The median portfolio turnover for the past 10 years was 15% and verage portfolio turnover rate for such period was 15.5%. The portfolio turnover rate in 2003 was 26% while in 2002 it was 23%. The Fund does not plan to materially change its portfolio turnover rate more than the ranges experienced in the past ten years; however, portfolio rates could increase significantly in order to respond to turbulent conditions in the securities market. Refer to Financial Highlights in the Prospectus for detailed year-to-year information on the portfolio turnover rate.

The rate of portfolio turnover is calculated by dividing (a) the lesser of total purchases or total sales of portfolio securities for the reporting period by (b) the monthly average of the value of the portfolio securities owned by the Fund during the reporting period. Such monthly average is calculated by totaling the market values of the portfolio securities as of the beginning and end of the first month of the reporting period and as of the end of each of the succeeding months in the period and dividing the sum by the number of months in the period plus one.

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For purposes of this calculation, there is excluded from both the numerator and denominator all securities, including options, whose maturity or expiration date at the time of acquisition were one year or less. All long-term securities, including long-term U.S. Government securities, are included. Purchases include any cash paid upon the conversion of one portfolio security into another. Purchases also include the cost of rights or warrants purchased. Sales include the net proceeds from the sale of rights or warrants and the net proceeds of portfolio securities which have been called or for which payment has been made through redemption or maturity.

    In general, portfolio turnover rises when securities held need to be repositioned to adapt the Fund’s investment position to new opportunities or to protect against unforeseen, adverse market circumstances.

MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors of the Fund is responsible for the management of the business affairs of the Fund. The day-to-day operation of the Fund is handled by the officers who are chosen by, and accountable to, the Board of Directors. The officers have at their disposal the services of the investment adviser, Bridges Investment Management, Inc. This Firm is obligated under its investment advisory contract with the Fund to perform all services necessary in connection with the management of the Fund. The business experience of each of the officers and directors of the Fund and of the investment adviser during the past five years is described below. Information for directors who are “interested persons” of the Fund is set forth in a separate table. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19). Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc. All directors are elected for an annual term.

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Disinterested Persons
Also Known as Independent Directors

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

N. Phillips Dodge, Jr., 67 Director (1983 – present)
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska. Mr. Dodge has held this position since July, 1978. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of American States Water Company (formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 1, 2000, for a six year term.

John W. Estabrook, 76 Director (1979 – present)
Mr. Estabrook was the Chief Administrative Officer of the Nebraska Methodist Hospital and its holding company, Nebraska Methodist Health System, in Omaha, Nebraska, beginning June, 1959. Effective January 1, 1987, Mr. Estabrook relinquished the position of President of Nebraska Methodist Hospital, continuing the Presidency of the Nebraska Methodist Health System until his retirement on August 31, 1992.

Jon D. Hoffmaster, 56 Director (1993 – present)
From 1987 to 1998 Mr. Hoffmaster was employed by InfoUSA, where he served as President and Chief Operating Officer, Chief Financial Officer, Executive Vice President and director. From 1980 to 1987, Mr. Hoffmaster was President and Chief Executive Officer of First National Bank of Bellevue, Nebraska. Mr. Hoffmaster was deemed to be an Audit Committee Financial Expert within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors.

John J. Koraleski, 53 Director (1995 – present)
Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in March, 1999. As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its Union Pacific Distribution Services subsidiary. He is a member of the Railroad's Operating Committee. Currently, Mr. Koraleski is Vice President-Finance and a Member of the Board of Trustees for Union Pacific Foundation. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad's Chief Financial Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad's Infor mation Technologies and Real Estate Departments. Mr. Koraleski was deemed to be an Audit Committee Financial Expert within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors. Mr. Koraleski was designated as the Lead Independent Director of the Fund effective April 13, 2004.

Gary L. Petersen, 60 Director (1987 – present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the Company in February, 1966. He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen has been designated as the Chairman of the Fund's Administration and Nominating Committee effective April 13, 2004.

John T. Reed, 60 Director (1999 – present)
Mr. Reed is Chairman of HMG Properties of Omaha, Nebraska, and a member of the Board of Directors of Level 3 Communications, Inc., Alegent Health and McCarthy Group, Inc. Mr. Reed was formerly a partner with an international public accounting firm for 32 years before retiring in August, 1996. Mr. Reed was deemed to be an Audit Committee Financial Expert within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto at the September 30, 2003 meeting of the independent directors of the Fund and the October 7, 2003 meeting of the Fund's Board of Directors.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Roy A. Smith, 69 Director (1976 – present)
Mr. Smith was President of H. P. Smith Motors, Inc. for decades until the Company was sold to a new owner in the Third Quarter of 1997. Mr. Smith is currently President of Old Mill Toyota of Omaha, Nebraska, and is a director of the Mid City Bank of Omaha.

Janice D. Stoney, 63 Director (1999 – present)
Mrs. Stoney retired as Executive Vice President, Total Quality System, US WEST Communications in December, 1992. Mrs. Stoney began her career within the telephone industry as a service representative with the Northwestern Bell Telephone Company in August, 1959. Mrs. Stoney earned various officer positions that culminated in becoming President of Northwestern Bell Telephone Company from 1987 - 1989 and President of the Consumer Division of US WEST from 1989 - 1991. During her business career, Mrs. Stoney has served on the Board of Directors of the Federal Reserve Bank, Tenth District, Omaha Branch, from 1984 to 1988; the Northwestern Bell Telephone Company, 1985 to 1990; Tennant Company located in Minneapolis, Minnesota from 1986 to 1995; and US WEST Communications Group, Inc. 1989 to 1992. Mrs. Stoney currently serves on the Board of Directors of the Whirlpool Corporation, headquart ered in Benton Harbor, Michigan where she has served since 1987. She was elected in 1999 as a Director of The Williams Companies, Inc. headquartered in Tulsa, Oklahoma.

L.B. Thomas, 67 Director (1992 – present)
Mr. Thomas retired in October, 1996, from ConAgra, Inc. He retired as Senior Vice President, Risk Officer and Corporate Secretary for ConAgra, Inc., headquartered in Omaha, Nebraska. ConAgra had sales of approximately $25 billion world-wide and was the second largest processor of food products in the United States when Mr. Thomas retired. He was also a member of ConAgra's Management Executive Committee. Mr. Thomas joined ConAgra as assistant to the Treasurer in 1960. He was named Assistant Treasurer in 1966; Vice President, Finance in 1969; Vice President, Finance and Treasurer in 1974; added the Corporate Secretary responsibility in 1982; and became Senior Vice President in 1991. Mr. Thomas is a director of Lozier Corp. located in Omaha, Nebraska and the Exchange Bank of Mound City, Missouri, and a member and treasurer of the Nebraska Methodist Health System Board of Directors.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

John K. Wilson, 49 Director (1999 – present)
Mr. Wilson is President of Durham Resources, LLC. Durham Resources, LLC is a privately held investment company headquartered in Omaha, Nebraska. Mr. Wilson commenced his career with Durham Resources, LLC in February, 1983. Prior to becoming resident in May, 1994, Mr. Wilson served in the position of Secretary-Treasurer and Vice President-Finance. Mr. Wilson currently serves on the Advisory Board – U.S. Bank National Association, Omaha, Nebraska and as a director of MDU Resources Group, Inc. headquartered in Bismarck, North Dakota.

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Interested Directors and Officers

The following Directors and Officers are interested persons of the Fund. The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges II, 71 (1) Chairman (1997 – present) Chief Executive Officer (1997 – 2004) Director (1963 – present)
Mr. Bridges became Chairman and Chief Executive Officer of Bridges Investment Fund, Inc. on April 11, 1997, after serving as President from September 28, 1970 through April 11, 1997. Mr. Bridges served as Chief Executive Officer of Bridges Investment Fund, Inc. from 1997 through April 13, 2004. In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President and Director of Bridges Investment Counsel, Inc. Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and is a director and officer of Bridges Investment Management, Inc.

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Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges III, 45 (2) President (1997 – present) Chief Executive Officer (2004 – present) Director (1991 – present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than eight years. Mr. Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges was elected Chief Executive Officer of Bridges Investment Fund on April 13, 2004. Mr. Bridges has been Executive Vice President-Investments of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Mr. Bridges has been President and Director of Bridges Investment Management, Inc. since its initial organization in 1994. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990.

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

(1)    Edson L. Bridges II is the father of Edson L. Bridges III. Mr. Bridges II is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

(2)   Edson L. Bridges III is the son of Edson L. Bridges II. Mr. Bridges III is an interested person because he is a director and officer of the Fund and a director and officer of the Fund's investment adviser, Bridges Investment Management, Inc.

The officers of the Fund, other than Ms. Frohlich and Mr. Hadler, as disclosed below were elected by the Board of Directors on April 13, 2004, and their terms of office run from April 13, 2004, to April 13, 2005. Officers Starr Frohlich and Jason Hadler were elected by the Board of Directors on July 21, 2004, and their terms of office run from July 21, 2004 to April 13, 2005.

Additional Officers of the Fund

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

Nancy K. Dodge, 42 Treasurer (1986 – present)
Mrs. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and has been Vice President of Bridges Investment Management, Inc. since March 6, 2000. Her career has progressed through the accounting department and to current position as Vice President. Mrs. Dodge is the person primarily responsible for day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, and the auditor. Mrs. Dodge is an officer and Director of Bridges Investor Services, Inc., and a Trust Administrator for Provident Trust Company.

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Principal Occupation(s) and Directorships*

Randall D. Greer, 52 Vice President (2003 - present)
Mr. Greer has been an employee of Bridges Investment Counsel, Inc. and Vice President of Bridges Investment Management, Inc. since December 1, 2002. Mr. Greer was the Chief Investment Officer of Westchester Capital Management, Inc. from November, 2000 through November, 2002. Between October, 1975 and February, 2000, Mr. Greer held several management positions with Kirkpatrick, Pettis, Smith, Polian Inc. in Omaha, Nebraska, most recently as a Principal. His responsibilities at Kirkpatrick Pettis included research, portfolio management and executive administration. Mr. Greer is a full-time member of the professional staff of Bridges Investment Counsel, Inc., and Bridges Investment Management, Inc. responsible for planning and administration as well as investment management for an expanding base of client accounts. Mr. Greer has also served as a Vice President of Bridges Investor Services, Inc. since April 8, 2003 and as a Vice President of Provident Trust Company since December 10, 2002.

Brian Kirkpatrick, 32 Vice President (2000 – present)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and has been Vice President of Bridges Investment Management, Inc. since March 6, 2000. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick is also a Trust Assistant for Provident Trust Company.

Mary Ann Mason, 52 Secretary (1987 – present)
Mrs. Mason has been an employee of Bridges Investment Counsel, Inc. since June, 1981 and an officer of Bridges Investment Management, Inc. since its initial organization in 1994. Mrs. Mason is currently Secretary/Treasurer of Bridges Investment Management, Inc. Mrs. Mason is also Corporate Secretary and Treasurer for Bridges Investment Counsel, Inc., Secretary, Treasurer and Trust Administrator for Provident Trust Company, Secretary and Treasurer for Bridges Investor Services, Inc. and a Director of Bridges Investor Services, Inc.

Linda Morris, 37 Assistant Treasurer (2000 – present)
Mrs. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. In recent years, Mrs. Morris has been the primary accounting person to determine the daily net asset value for the shares of the Fund. Mrs. Morris was elected Assistant Treasurer of the Fund in April, 1999. Mrs. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Kathleen J. Stranik, 60 Assistant Secretary (1995 – present)
Mrs. Stranik has been an employee of Bridges Investment Counsel, Inc. since January, 1986 and an officer of Bridges Investment Management, Inc. since its original organization in 1994. Mrs. Stranik is currently Assistant Secretary and Assistant Treasurer of Bridges Investment Management, Inc. Mrs. Stranik has functioned as an executive secretary to both Edson L. Bridges II and Edson L. Bridges III throughout her career with the Fund. Mrs. Stranik is Vice President of Administration for Bridges Investment Counsel, Inc. an officer and director of Bridges Investment Services, Inc., Assistant Secretary, Assistant Treasurer and Trust Officer for Provident Trust Company.

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Trinh Wu, 46 Controller (2001 – present)
Mrs. Wu has been an employee of Bridges Investment Counsel, Inc. since February 1, 1997. Mrs. Wu has functioned as the lead accountant for the day to day operation of the Fund. Prior to employment at Bridges Investment Counsel, Inc., Mrs. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Mrs. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors.

Starr Frohlich 32 Assistant Secretary (2004- present)	Ms. Frohlich is also a serves as Assistant Vice President, U.S. Bancorp Fund Services, LLC and as Compliance Administrator for a select group of U.S.Bancorp mutual fund clients. Ms. Frohlich reviews all 1940 Act, SEC and IRS compliance, prepares financial statements, facilitates board meetings, educates fund boards concerning regulatory issues, prepare tax returns and meets SEC filing requirements on behalf of mutual fund clients. Prior to joining U.S.Bancorp in 1997, Ms. Frohlich worked in the private sector for a manufacturing company as a Senior Accountant working mainly with financial statement preparation and expense analysis. Ms. Frohlich received her Bachelor of Science in Business degree in accounting from the University of Minnesota.

Jason Hadler 29 Assistant Treasurer (2004 - present)	Mr. Hadler is a CPA and provides fund administration duties for a select group of U.S. Bancorp mutual fund clients. In his capacity as a Compliance Administrator, Mr. Hadler handles daily client issues, performs 1940 Act, SEC and IRS compliance, reviews financial statements and board reports, coordinates the annual audit and meets SEC filing requirements on behalf of mutual fund clients. Mr. Hadler has over seven years experience in the financial services industry, including public accounting and mutual fund accounting. Mr. Hadler is a member of the Wisconsin Institute of Certified Public Accountants and received a Bachelor of Science degree in accounting from Marquette University.

*    Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

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Director Share Ownership

Set forth below are the dollar ranges of securities of the Fund beneficially owned by each director as of December 31, 2003.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund

	None	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	Over $100,000

Edson L. Bridges II					X

Edson L. Bridges III					X

N. Phillips Dodge, Jr.					X

John W. Estabrook					X

Jon D. Hoffmaster			X

John J. Koraleski				X

Gary L. Petersen					X

John T. Reed		X

Roy A. Smith					X

Janice D. Stoney				X

L.B. Thomas			X

John K. Wilson				X

Meetings

During 2003, the Board of Directors held four meetings, the Administration and Nominating Committee held four meetings and Audit Committee held three meetings. Members of the various committees are listed below. All Fund Directors had a 100% attendance record at all meetings of the Board of Directors and all meetings of committees of which they are members (on a combined basis), with the exception of N. Phillips Dodge, Jr., who had a 75% attendance record, and Mr. Koraleski, who had a 50% attendance record for all meetings of Board of Directors and all meetings of committees of which they are members (on a combined basis). In addition, two meetings were held with only the independent directors present. All independent Fund Directors had a 100% attendance record at these meetings except Mr. Reed and Mr. Dodge, who had a 50% attendance record, and Mr. Koraleski, who was unable to be present for both of these meetings.

Committees

The Fund has an Administration and Nominating Committee and an Audit Committee, which are comprised solely of independent directors of the Fund. The Director members on each committee are identified below.

The Administration and Nominating Committee evaluates candidates' qualifications for Board membership, including such candidates' independence from the Fund's investment manager, and makes nominations for independent director membership on the Board. The Administration and Nominating Committee will consider nominees recommended by Fund shareholders. Such recommendations should be in writing and addressed to the Fund, Attention: Administration and Nominating Committee, with the name, address, biographical information and telephone number of the person recommended and of the recommending person. As set forth in its charter, the Administration and Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills sets from those already on the Board. To date, the Administration and Nominating Committee has not set any specific, minimum qualifications that the Administration and Nominating Committee believes must be met by a committee-recommended nominee for a position on the Fund's Board, nor has the Administration and Nominating Committee determined a specific process for identifying and evaluating nominees for director beyond the general criteria regarding board composition discussed above.

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In April, 2003, the Fund's Administration and Nominating Committee adopted a retirement policy whereby directors of the Board will not stand for reelection in the year in which that directors becomes 72 unless the Administration and Nominating Committee determines that an exception is applicable to an individual that continues to be employed in an executive position with a service provider of the Fund or an individual that has a significant portion of his or net worth invested in the Fund.

The Administration and Nominating Committee also periodically reviews and makes recommendations with respect to Board governance procedures and compensation. The Administration and Nominating Committee also reviews the Fund investment advisory agreement and makes recommendations to the independent directors and the Fund Board of Directors concerning such agreement.

The Audit Committee establishes the scope of review for the annual audit by the independent auditor, and its members work with representatives of the independent auditor to establish such guidelines and tests for the audit which are deemed appropriate and necessary.

The specific assignments to committees of the Board of Directors appear in the two tables set forth below:

ADMINISTRATION AND NOMINATING COMMITTEE	AUDIT COMMITTEE

John W. Estabrook
N. P. Dodge, Jr.	Jon D. Hoffmaster, Chairman
Gary L. Petersen, Chairman	John J. Koraleski
Roy A. Smith	John T. Reed
Janice D. Stoney	L.B. Thomas
John K. Wilson

Mr. John J. Koraleski is the Lead Independent Director of the Fund, and, in that capacity, Mr. Koraleski coordinates the activities of these two committees with the management of the Fund.

Investment Advisory Contract

At the 2004 Annual Meeting of the Fund held February 24, 2004, shareholders of the Fund approved a new investment advisory contract (the new advisory agreement) between the Fund and Bridges Investment Management, Inc. (BIM). The new investment advisory contract became effective as of April 17, 2004. Under the Fund's prior investment advisory contract with Bridges Investment Counsel, Inc. (BIC), a change in control of the ownership of BIC, which would cause the current advisory agreement to be terminated, would have occurred as a result of the death, disability or retirement of Edson L. Bridges II, who owns 87.5% of its common stock. As a result, and as part of its prudent long range planning to establish an orderly and well-managed transfer of advisory relationships, BIC formed BIM, as a wholly owned subsidiary in late 1994, and provided working capital and other resources to it since 1995. BIM commenced its investment advisory business in the first quarter of 2000 while operating as a wholly-owned subsidiary of BIC. Effective December 15, 2000, BIM separated from BIC and is no longer a wholly-owned subsidiary of BIC.

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Prior Investment Advisory Contract with BIC

The investment advisory contract with BIC was initially entered into with the Fund on April 17, 1963, with the Fund, and was subsequently amended July 31, 1963, October 22, 1970, February 15, 1972 and February 17, 1976. The prior advisory agreement continued in effect only so long as such continuance was specifically approved at least annually by the Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the current advisory agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to the current advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The prior advisory agreement could be terminated by either party on sixty days' written notice and terminated automatically if assigned. The prior advisory agreement was last submitted to the Fund's shareholders for their approval on February 18, 2003, and the purpose of that submission was to secure a continuation of the contract with BIC for the period from April 17, 2003, through April 17, 2004.

Under the prior advisory agreement, BIC furnished continuing investment supervision for the Fund and provided office space, facilities, equipment, and personnel for managing the assets of the Fund. In addition, BIC paid all of the expenses of registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and agreed to pay all expenses of maintaining those registrations. Further, under the prior contract, BIC agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund from time to time designated.

For these services, the Fund agreed to pay BIC a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined as of the close of each month of the applicable quarter. In the prior advisory agreement, BIC agreed to reimburse the Fund for its total expenses (exclusive of stamp and other taxes but including fees paid to BIC) to the extent such expenses in the aggregate exceeded one and one-half percent (1½%) of the average net asset value of the Fund for such year as determined by appraisals made as of the close of each month thereof.

15

BIC's fees for the last three fiscal years were as follows: $315,093 in 2001, $258,339 in 2002 and $266,705 in 2003. The maximum limitation on expenses was set at 1½% in 1976, and other than a voluntary reimbursement made by BIC in 1987 which was not triggered by the maximum limitation, there have been no reimbursed expenses by BIC since 1976. The address for BIC is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

New Investment Advisory Contract with BIM

On January 13, 2004, the Board of Directors of the Fund approved an investment advisory contract (the new advisory agreement) to be entered into between the Fund and Bridges Investment Management, Inc. (BIM), and on February 24, 2004, the new advisory agreement with BIM was approved by the Fund shareholders. The terms of the new advisory agreement with BIM are substantially similar to the prior advisory agreement with BIC. The new advisory agreement with BIM continues in effect only so long as such continuance is specifically approved at least annually by the Fund Board of Directors, or by vote of a majority of the outstanding voting securities of the Fund; in either case, the terms of the new advisory agreement and any renewal thereof must have been approved by the vote of a majority of Directors who are not parties to the new advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The new advisory agreement may be terminated by either party on sixty days' written notice and terminates automatically if assigned. The new advisory agreement with BIM has been approved for the period from April 17, 2004, through April 17, 2005.

Through an outsourcing agreement with BIC, BIM provide office space, facilities, and equipment. In addition, BIM will pay all of the expenses related to registering the Fund with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and has agreed to pay all expenses of maintaining those registrations. Further, under this contract, BIM has agreed to pay all expenses of initially qualifying and maintaining the qualification of shares of the Fund in whole or in part under the securities laws of such states as the Fund may from time to time designate.

For these services, the Fund agrees to pay BIM a quarterly fee of one-eighth (1/8) of one percent (1%) of the average net asset value of the Fund, which equals 1/2 of 1% on an annual basis, as determined by appraisals made as of the close of each month of the applicable quarter. However, in the new advisory agreement, BIM has agreed to reimburse the Fund for its total expenses (exclusive of stamp and other taxes but including fees paid to BIM) to the extent such expenses in the aggregate exceed one and one-half percent (1½%) of the average net asset value of the Fund for such year as determined as of the close of each month thereof. The fee structure under the new advisory agreement entered into with BIM is identical to the fee structure under the current advisory agreement with BIC. BIC's fees for the last three fiscal years were as follows: $315,093 in 2001, $258,339 in 2002 and $266,705 in 2003.

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The proposal to enter into the new investment advisory agreement with BIM and not renew the current investment advisory agreement with BIC, was initially made to the independent members of the Board of Directors at a meeting of independent directors held on September 30, 2003. This proposal was then favorably acted upon at the meeting of the Board of Directors held on January 13, 2004, and at the Fund's 2004 Annual Meeting of shareholders held February 24, 2004.

Prior to recommending approval of the new investment adviser agreement at their January 13, 2004, meeting, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board members by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM's financial resources, BIM provided the Fund Board of Directors information showing (as of September 30, 2003) total assets of $1,610,749, no long-term debt, and total shareholders' equity of $1,514,402, with a current ratio (current assets to current liabilities) of 10.44 to 1.00 and an equity to total assets ratio of 94%. With respect to investment performance record, types of securities purchased, quality of investment advice, and operating costs, because Edson L. Bridges III has been, and will continue as, the person responsible for the day-to-day management of the Fund's portfolio, a position he has held since April 11, 1997, and because the transfer of the investment advisory arrangement from BIC to BIM is intended to continue the Fund operations in similar form with minimal disruption of operations and arrangements, the directors reviewed and focused on the Fund's past performance and operations in their evaluation and decision.

Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund's performance criteria to funds with similar investment objectives. The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked 15th of 1,233 funds over a trailing 12-month period (as of August 31, 2003), 16th of 933 funds over a 3-year period, 34th of 603 funds over a 5-year period, 42nd of 190 funds over a 10-year period, and 74th of 98 funds over a 15-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (83.6% as of August 31, 2003) and bonds (7.5% as of August 31, 2003), and the sector weighting of stocks owned by the Fund, with 20.0% of Fund stocks held in the "information economy" (including software, hardware, media and telecommunications stocks), 62.1% of Fund stocks held in the "service economy" (including healthcare, consumer services, business services and financial services), and 17.9% of Fund stocks held in the "manufacturing economy" (including consumer goods, industrial materials, energy and utilities).

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The Fund directors reviewed a number of financial ratios for the Fund's portfolio, including the current price/earnings ratio of Fund stocks (27.1 as of August 31, 2003), price/cash ratio (17.9) and price/book ratio (3.9), as well as the Fund's turnover ratio, which remained relatively constant at 14% (as of August 31, 2003), compared to a turnover ratio average of 111% for a comparison group of 566 large no-load growth funds. The directors also reviewed the Fund's expense ratio, which was 0.85% (as of August 31, 2003) compared to an average of 1.17% for the 566 large growth funds selected as the comparison group.

With respect to the Fund's compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure, including assignment of new officers in charge of the Fund's codes of ethics and oversight of trading policies and procedures.

In voting to approve the proposed advisory agreement in connection with the selection of BIM as successor adviser to the Fund, the Board of Directors considered its responsibility in such a situation to establish a process for the review of possible alternatives. The Board of Directors in assessing a successor adviser focused primarily on the nature and quality of the services to be delivered as well as the impact that the proposed change would have on the Fund's operations and the shareholder's interests.

Based upon the foregoing information and the detailed questions asked of and answered by BIM, the Board of Directors derived the following:

●	As further detailed below, the agreement with BIM results in the continuation of the Fund's operations in very similar form with minimal disruption of operations and arrangements that they believe have served the shareholders well.

●	The Board of Directors noted that entering into the agreement with BIM was consistent with its succession plans for BIC and that it addressed the risk of termination of the prior advisory agreement with BIC upon the death, disability or retirement of Edson L. Bridges II.

●	The Board of Directors noted that Edson L. Bridges III has more than 18 years experience with the Fund's portfolio and thus is very familiar with the Fund's history and operations. The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund's portfolio since April 11, 1997, with Edson L. Bridges II as the back-up person in this position, and that these positions and responsibilities would continue with BIM.

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●	The Board of Directors noted that the executive officers for BIM are substantially the same as those for BIC, and that such continuation in personnel in change from BIC to BIM would further provide for a smooth transition in investment adviser.

●	The Board of Directors approved of the fact that the Fund would maintain its current investment objectives.

●	The Board of Directors noted that the contractual terms with BIM are substantially the same as the Fund's current management agreement with BIC.

●	The Board of Directors noted that the advisory fee paid by the Fund would remain the same, and that the Board of Directors believes that the advisory fee to be paid by the Fund has been constant since inception in 1963.

In addition, at each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund's portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and its investment adviser. The Fund's Board of Directors reviewed an annual disclosure on soft dollar commission arrangements of the investment adviser and the benefits that the investment adviser and its clients may receive from the Fund's portfolio transactions at its April 12, 2002 Board meeting. The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

Code of Ethics

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers to adopt written codes of ethics and institute procedures designed to prevent “access persons” (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Fund and the prior investment advisor, Bridges Investment Counsel, Inc., originally adopted a code of ethics in January, 1982, which was amended in 1994. On October 12, 1999, the Board of Directors for the Fund and the Board of Directors for Bridges Investment Counsel, Inc., adopted a joint Restated Code of Ethics (the “Rule 17j-1 Code”) that incorporates personal trading policies and procedures applicable to access persons of the Fund and of the investment adviser. The Rule 17j-1 Code has been adopted by the Board of Directors of Bridges Investment Management, Inc. and reaffirmed with Bridges Investment Management, Inc. as the investment adviser by the Fund Board of Directors. The Rule 17j-1 Code has been designed to address potential conflict of interests that can arise in connection with the trading activities of the Fund and investment advisory personnel. Generally, under SEC Rule 17j-1, access persons include directors and officers of the Fund and Bridges Investment Management, Inc., as well as employees who in connection with their regular duties, make, participate in, obtain information regarding, or make recommendations concerning, the purchase or sale of securities by the Fund.

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Pursuant to the Rule 17j-1 Code, access persons are generally permitted to engage in personal securities transactions, provided that such access person does not purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to his or her actual knowledge at the time of such purchase or sale (a) is being considered for purchase or sale by the Fund; or (b) is being purchased or sold by the Fund; or (c) has been purchased or sold by the Fund within the most recent 15 days. In addition, the Code requires access persons to preclear personal securities investments before such transactions are initiated, and to internally report all personal securities transactions quarterly, as well as annual disclosure of all personal securities holdings and personal financial liabilities. Disinterested directors of the Fund are not required to make such reports unless the director knew, or in the ordinary course of fulfilling his or her duties, should have known, of the Fund’s consideration of, or the actual purchase or sale of the security purchased or sold by the Fund within the applicable time period.

In addition, on October 7, 2003, the Fund Board of Directors adopted a code of ethics under Section 406 of Sarbanes-Oxley Act (the "Section 406 Code of Ethics"), which applies to the Fund's principal executive officer, principal financial officer, principal investment officer and principal accounting officer. The Fund will provide copies of its Section 406 Code of Ethics to any person without charge upon written request at the office of the Fund, Attention: Mary Ann Mason, Secretary, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

Proxy Voting Policy and Procedures

The Fund's Board of Directors has adopted proxy voting policy and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Fund shareholders. The Fund authorizes Bridges Investment Management, Inc., as the Fund's investment adviser, to exercise its proxy voting responsibilities with a goal of maximizing the long-term value of Fund investments. The Fund's policy on voting proxies is segmented into six areas: executive and director compensation, shareholder rights, changes in corporate control, election of directors, approval of independent auditors, and corporate/social policy issues. Bridges Investment Management, Inc. officers and employees are to use the Fund's proxy voting policy as a guideline, but each voting decision involves a unique set of facts that need to be considered in determining whether the vote is in the best interests of the Fund and its shareholders.

In situations where Bridges Investment Management, Inc. or its affiliated parties have a material conflict of interest, the company will provide the Fund with full disclosure of the material conflict of interest, and forward the proxy to a proxy subcommittee appointed by the Fund's Administrative and Nominating Committee, which is comprised solely of independent directors, for voting in accordance with the Fund's proxy voting policy.

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The Fund's investment adviser, Bridges Investment Management, Inc. ("BIM"), has established an Investment Committee, which is responsible for determining the Fund's votes based on the Fund's proxy voting policy. In most instances, the BIM Investment Committee will delegate the proxy vote determination to individual committee members who are responsible for security analysis of the same securities. All questions concerning interpretation of the Fund's proxy policy are decided by a majority vote of the BIM Investment Committee. The BIM Investment Committee will maintain a list of securities in which there may be a conflict of interest under the Fund proxy voting policy.

The BIM proxy administrator reports to the BIM operations officer, and is responsible for carrying out the proxy voting process. The BIM operations officer is responsible for ensuring that proxies are voted according to the BIM Investment Committee's directions, and overseeing any third-party proxy voting vendors, maintaining required records, sending required notices to clients, and responding to client requests for proxy voting records. BIM utilizes the services of a third party proxy service vendor to assist in the processing of proxy voting of Fund portfolio securities.

Bridges Investment Management, Inc. will maintain records of proxy statements, votes cast, written requests for proxy voting records and written responses to such requests, and other required documentation. A copy of the Fund's Proxy Voting Policy and Proxy Voting Procedures is available upon request by calling Bridges Investment Management, Inc. at (402) 397-4700, or by sending a written request to Bridges Investment Management, Inc., Attention: Mary Ann Mason, 8401 West Dodge Road, Suite 256, Omaha, Nebraska 68114.

Compensation

No direct compensation or other remuneration was paid to the officers of Bridges Investment Fund, Inc. by the Fund in 2003. However, the Independent Directors as a group were paid a total of $18,450 by Bridges Investment Counsel, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2003. Subsequently, Bridges Investment Counsel, Inc. was reimbursed by the Fund for the actual fees paid to Independent Directors in the calendar quarter that follows the actual attendance by the member of the Board for regular meetings and special or committee sessions.

During 2004, each Director of the Fund will be paid a fee of $300 for each meeting of the Board of Directors at which he or she is in attendance. Each Independent Director will receive a fee of $150 for each Committee Meeting attended when held on a separate date from the regularly scheduled meeting of the Board of Directors. No fee will be paid for a committee session when such a meeting occurs in consecutive times on the same date as the meeting of the Board of Directors. Interested Directors Edson L. Bridges II and Edson L. Bridges III are not paid any Director fees.

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The compensation information on the following page is provided for all directors of the Fund and for each of the executive officers or any affiliated person of the Fund (with annual compensation in excess of $60,000) for the most recently ompleted fiscal year (2003):

Compensation Table

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Paid to Directors

Executive Officers:

Edson L. Bridges II Chairman, and Director	None	None	None	None
Edson L. Bridges III	None	None	None	None
President, CEO and Director
Directors of the Fund:

Frederick N. Backer*	$1,575	None	None	$1,575
N. P. Dodge, Jr.	$1,275	None	None	$1,275
John W. Estabrook	$1,725	None	None	$1,725
Jon D. Hoffmaster	$1,725	None	None	$1,725
John J. Koraleski	$ 975	None	None	$ 975
Roger A. Kupka*	$1,575	None	None	$1,575
Gary L. Petersen	$1,575	None	None	$1,575
John T. Reed	$1,575	None	None	$1,575
Roy A. Smith	$1,575	None	None	$1,575
Janice D. Stoney	$1,575	None	None	$1,575
L.B. Thomas	$1,725	None	None	$1,725
John K. Wilson	$1,575	None	None	$1,575

*In accordance with the retirement policy of the Fund, directors Frederick N. Backer and Roger A Kupka did not stand for reelection as directors and their terms ended at the Fund's 2004 Annual Meeting on February 24, 2004.

Fund directors and officers do not receive any pension, retirement, or other plan benefits from the Fund.

Control Persons and Principal Holders of Securities

No person or shareholder has control of Bridges Investment Fund, Inc. Control is defined to mean the beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund.

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Provident Trust Company of Omaha, Nebraska, had 201 shareholders as of December 31, 2003, no one of whom owned more than 3.7% of the total outstanding voting shares of common stock. Provident Trust Company is managed by personnel of Bridges Investment Counsel, Inc. under a Management Agreement. At December 31, 2003, Provident Trust Company maintained accounts that held shares of Bridges Investment Fund, Inc. for its customers in the following capacities where Provident Trust Company has the right to vote the Fund shares: 193,572 shares as sole trustee, and 16,676 shares as co-trustee with an individual. The total shares held by Provident Trust Company in these two capacities is 210,248. The number of shares that Provident Trust Company has the right to vote in its capacity as trustee or co-trustee is 10.43% of the total Fund shares outstanding on December 31, 2003. Provident Trust Company does not own any shares of the Fund as principal. The records of the transfer agent for the Fund maintain the ownership of the shares in the name of the trust account or the beneficial owner. Ownership interests are reported in the Proxy Statement in the name of the trust account or the beneficial owners. Provident Trust Company's practice with respect to voting shares of the Fund will be to deliver proxies to the beneficial owners or other representatives for the customer accounts in all situations where such policy is administratively feasible and legally possible. Provident Trust Company has officers who are not employees of either Bridges Investment Counsel, Inc. or Bridges Investment Management, Inc. or officers of Bridges Investment Fund, Inc. who may vote proxies for trust customers in those instances where an independent point of view and the avoidance of a conflict of interest are important considerations. Fund Directors John W. Estabrook, Edson L. Bridges II and Edson L. Bridges III are also Directors of Provident Trust Company.

The officers and directors of the Fund owned beneficially and of record, or had the power to vote, 232,551 shares of the Fund, which was equal to 11.32% of the 2,054,022 shares outstanding as of January 31, 2004 (including Frederick N. Backer and Roger A Kupka who were Fund directors as of such date).

With respect to the attributed beneficial share interests reported for officers of the Fund for holdings of the Fund by the Bridges Investment Counsel, Inc. Pension Plan and the Bridges Investment Counsel, Inc. Profit Sharing Trust, all shares allocated to the accounts of participants are estimates as of January 31, 2004. While the aggregate shareholding numbers are accurate, the Trustees of the Profit Sharing Trust had not reported the allocations to participants for December 31, 2003, as of the filing date of this Statement of Additional Information because the financial information upon which the allocations are made to participants was not yet complete, and such information usually is not available for a variety of reasons, including consideration related to the filing of the corporate Federal Income Tax for Bridges Investment Counsel, Inc. Accordingly, the disclosure of beneficial interests in the Pension Plan are stated as of December 31, 2003, the allocations of percentage interests for the Profit Sharing Trust are attributed interests as of December 31, 2003 as well. This methodology was used to disclose the beneficial interest in these trusts as of January 31, 2004.

Bridges Investment Counsel, Inc. has a Cash or Deferred Profit Sharing Plan and Trust (the Profit Sharing Trust) and a Pension Plan and Trust for its employees, and both include some persons who are not officers or Directors of the Fund. rovident Trust Company, as non-discretionary Trustee of the Profit Sharing Trust, owned 45,665 Fund shares for the benefit of the Plan participants. Provident Trust Company, as Trustee of the Pension Plan and Trust held 12,916 shares of the Fund on behalf of the Pension Plan participants. The beneficial interests (based on the allocations of percentage interests as described below) of the officers and employees of Bridges Investment Counsel, Inc. in the Profit Sharing Plan and Trust and the Pension Plan and Trust who are also directors and officers of the Fund are included in the aggregate total of beneficial stock ownership stated above as of January 31, 2004.

Bridges Investment Counsel, Inc. initiated a 401(k) additional feature to the Firm’s Profit Sharing Trust in 1988. Provident Trust Company Trustee holds 12,856 shares for six participants who are officers of the Fund and its investment advisers: Edson L. Bridges III, whose ownership interest is 4,894 shares, Mary Ann Mason, whose ownership interest is 3,457 shares, Kathleen J. Stranik, whose ownership interest is 1,147 shares, Brian M. Kirkpatrick, whose ownership interest is 2,048 shares, Linda J. Morris, whose ownership interest is 594 shares, and Trinh Wu, whose ownership interest is 760 shares.

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With respect to shares reported for beneficial interests held in the Profit Sharing Plan and Trust, the shares shown are based upon September 30, 2003 actual figures, and the shares of the Pension Plan and Trust of Bridges Investment ounsel, Inc. shown are based upon actual figures as of the December 31, 2003 allocations of percentage interests in the retirement plans for each employee. However, actual ownership at December 31, 2003, will vary from the reported shares based upon new entrants to the plans, changes in compensation levels for existing participants, and other factors that determine a participant's percentage interest in each of these plans. These determinations may not be finalized before March 31, 2004 for both the Profit Sharing Plan and Trust; thus, the disclosures of beneficial interests as of January 31, 2004, are the best estimates possible from the available information as of the date of this Statement of Additional Information, except the beneficial interests in the Pension Plan have been determined to be correct for December 31, 2003.

Unless otherwise noted, all disclosures of shareholder ownership in this section of the Statement of Additional Information are made as of the close of business on January 31, 2004.

Investment Advisory and Other Services

Control Persons – Two persons, Edson L. Bridges II and Edson L. Bridges III, of the twelve members of the Board of Directors of the Fund are also directors and officers of the investment adviser, Bridges Investment Management, Inc.

The directors of Bridges Investment Management, Inc. are currently Edson L. Bridges II, Edson L. Bridges III, and Deborah L. Grant. The officers of Bridges Investment Management, Inc. are currently Edson L. Bridges III, President and Chief Executive Officer; Deborah L. Grant, Vice President and Chief Operating Officer; Randall D. Greer, Vice President; Nancy K. Dodge, Vice President; Brian M. Kirkpatrick, Vice President; Patricia S. Rohloff, Vice President; Mary Ann Mason, Secretary/Treasurer; and Kathleen J. Stranik, Assistant Secretary/Assistant Treasurer. Edson L. Bridges II is employed as an Executive Administrator to assist with management and administrative functions. Edson L. Bridges III currently owns 76.5% of the voting common stock and 63.9% of the total equity (voting and nonvoting stock) of Bridges Investment Management, Inc., with the remaining common stock owned by various Bridges Investment Management, Inc. employees, including the officers and directors described above. Edson L. Bridges II and Edson L. Bridges III, as co-trustees, have the right to vote Bridges Investment Management, Inc. shares representing 87.7% of its voting common stock. The voting trust arrangement has been entered into in order to comply with Nebraska Department of Banking, Bureau of Securities regulations concerning control of investment advisory representatives.

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Affiliated Persons – As directors and officers of both Bridges Investment Management, Inc. and Bridges Investment Fund, Inc., Mr. Edson L. Bridges II and Mr. Edson L. Bridges III are affiliated persons of both organizations. There are no other affiliated persons of the Fund who are also affiliated persons of the investment adviser.

Advisory Fees – Bridges Investment Fund, Inc. paid Bridges Investment Counsel, Inc. the following dollar amounts for the last three fiscal years as an investment advisory fee: $315,093 in 2001, $258,339 in 2002 and $266,705 in 2003. These fees are based on the month-ending net assets, averaged for a three-month period, and a 1/8 of 1% fee basis is applied to the resulting number. The annual fee basis is 1/2 of 1%. The annual fee is the sum of the four quarterly fees. The advisory fee was not reduced by any credits during the last three fiscal years. The advisory fee payments are the same under the new investment advisory agreement between the Fund and Bridges Investment Management, Inc. as under the prior investment advisory agreement between the Fund and Bridges Investment Counsel, Inc.

Expense Limitation – Under the new investment advisory agreement with the Fund, Bridges Investment Management, Inc. has agreed to pay any expenses properly owed by the Fund which exceed 1 1/2% of the average net assets for any year. There have been no expense reimbursements under an identical provision in the prior investment advisory agreement between Bridges Investment Counsel, Inc. and the Fund during the past three fiscal years.

Services Performed on Behalf of Fund – Services which are supplied or paid for wholly or in substantial part by the investment adviser in connection with the investment advisory contract are: occupancy and office rental; registration and filing fees; salaries and compensation of the Fund’s officers; trading department for securities; and Prospectus preparation and printing. In effect, Bridges Investment Management, Inc. supplies all personnel, equipment, facilities, and administrative services at its expense that would be provided for all investment advisory clients of the Firm. In addition, Bridges Investment Management, Inc. pays for all expenses of maintaining federal and state registrations and the majority of legal expenses of the Fund including the costs associated with Master Plans for Standard Retirement Plans and Individual Retirement Act accounts. However, the legal fees for legal counsel for the independent directors will impose on-going legal expenses for the Fund. Lastly, the investment adviser performs all services not specifically identified to ensure an orderly business operation of the Fund.

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The Fund pays Bridges Investment Management, Inc. for accounting, clerical, and bookkeeping services related solely to special functions for the Fund and for postage, stationery, forms, supplies and printing -- including quarterly reports to shareholders. Bridges Investment Management, Inc. provides the staff personnel and services for these tasks, and is reimbursed at its cost for these services.

Other Services – The Fund pays for the services of the independent registered public accounting firm. The Fund also bears the cost of the insurance premiums to provide $525,000 in fidelity and errors and omissions coverages under an Investment Company Blanket Bond effective April 1, 1988. ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont 05402-0730 is the carrier supplying the coverage.

U.S. Bank National Association, an affiliate of U.S. Bancorp Fund Services, LLC, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank National Association's duties include (i) holding securities of the Fund in a separate account in the name of the Fund, (ii) making receipts and disbursements of money on behalf of the Fund, (iii) collecting and receiving all income and other payments and distributions on account of the Fund's portfolio investments, (iv) maintaining books and records in accordance with applicable laws, and (v) making periodic reports to the Fund concerning the Fund's operations. U.S. Bank National Association does not exercise any supervisory function in management matters such as the purchase and sale of portfolio securities. The Fund pays the fees and costs of U.S. Bank National Association for its services as Fund Custodian.

As of October 1, 2004, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the Dividend Disbursing and Transfer Agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC's duties include (i) issuance and redemption of Fund shares, (ii) making dividend and other distributions to shareholders of the Fund, (iii) responding to correspondence by Fund shareholders and others relating to its duties, (iv) maintaining shareholder accounts, and (v) issuing Form 1099 information to Fund shareholders each year.

Prior to October 1, 2004, Bridges Investor Services, Inc., 8401 West Dodge Road, Omaha, Nebraska 68114, acted as Dividend Disbursing and Transfer Agent for the Fund. For the year ended December 31, 2003, the Fund paid a total of $25,303 to Bridges Investor Services, Inc. for all services provided to the Fund during 2003 (excluding reimbursement for expense disbursements by Services on behalf of the Fund).

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In addition, Bridges Investment Management, Inc. has entered into a separate Fund Accounting Servicing Agreement and Fund Sub-Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC. Under the Fund Accounting Servicing Agreement, U.S. Bancorp Fund Services, LLC's duties include (i) portfolio accounting services, (ii) expense accrual and payment services, (iii) fund valuation and financial reporting services, (iv) tax accounting services, (v) compliance control services, and (vi) daily accounting functions. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly based on the total annual rate of $26,000 for the first $25 million of Fund assets, .03% of the next $25 million of Fund assets, .02% of the next $50 million of Fund assets, and .01% of assets exceeding $100 million, in addition to reimbursement of certain out of pocket expenses, including pricing expenses.

Under the Fund Sub-Administration Servicing Agreement with Bridges Investment Management, Inc., U.S. Bancorp Fund Services, LLC's duties include blue sky preparation, filing and compliance, and SEC document preparation, filing and compliance. For these services, U.S. Bancorp Fund Services, LLC is entitled to receive a fixed annual fee of $4,000 for blue sky compliance, and mutually agreed to compensation for SEC registration and reporting services, in addition to reimbursement for certain out of pocket expenses.

Independent Registered Public Accounting Firm – Deloitte & Touche LLP, First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102 conducts the annual audit of the Fund’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (United States). Representatives of Deloitte & Touche LLP meet with the Audit Committee of the Board of Directors to establish the scope of the audit. The federal and state income tax returns are prepared by Deloitte & Touche LLP. Lastly, Deloitte & Touche LLP, the Fund’s auditors for fiscal years 2003 and 2002, along with KPMG LLP, the Fund’s auditors for fiscal years 2000 and 2001, provide consents to permit the filing of financial statements with appropriate documents with the Securities and Exchange Commission.

On August 20, 2002, KPMG LLP resigned as the Fund's independent auditor, which action was accepted by the Audit Committee. The resignation of KPMG LLP was due to the impairment of independence under current interpretations of the Accounting Professional Code of Ethics caused by the acquisition of the Omaha office of Arthur Andersen LLP by KPMG LLP's Omaha office in mid-2002. A partner coming from Arthur Anderson LLP to KPMG LLP is related to a member of the Fund's Board of Directors.

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While service was provided by KPMG LLP as the Fund's independent auditor, including the Fund's fiscal years 2001 and 2000, and the interim period preceding such resignation, the reports of KPMG LLP contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their report.
The Fund, with the approval of the Audit Committee and subsequent approval by the Board of Directors, approved the engagement of Deloitte & Touche LLP as its new independent auditor of the Fund on November 25, 2002, for the fiscal year ending December 31, 2002. On January 13, 2004, the independent members of the Board of Directors recommended the selection of Deloitte & Touche LLP as auditors for the Fund for the year ending December 31, 2004, and the Board directed the submission of this recommendation to the shareholders for ratification. At the Fund's annual meeting of shareholder held on February 24, 2004, the shareholders ratified the selection of Deloitte & Touche LLP as the auditor for the year-ending 2004.

Brokerage Allocations and Other Practices

Transactions in the Fund’s portfolio of securities are effected through a number of brokers to reflect the availability of security research information, execution and other open market services, and goodwill or other factors.

The total brokerage fees paid on securities transactions for the Fund for the last three fiscal years were: $44,723 in 2001, $56,664 in 2002 and $50,581 in 2003. The Fund’s management has no plans to vary the brokerage commission activity from the pattern shown during the last three fiscal years. During 2003, brokerage commissions attributed to security research information were 93% of the total, while brokerage commission dollars attributed to execution and special brokerage services were 7% of the total.

Fifteen brokers were used by the Fund during 2003, resulting in an average compensation per brokerage firm of $3,372. The largest amount received by any firm was $7,960. The Fund has no plans to concentrate securities transaction orders with any single broker or group of brokers. There were no brokerage concerns or individuals acting as brokers who were affiliated with the Fund or its prior investment adviser, Bridges Investment Counsel, Inc. or current investment advisor, Bridges Investment Management, Inc. As of December 31, 2003, the Fund owned 9,999 shares of Citigroup, Inc. with a market value of $485,351. During the year 2003, the Fund paid commissions to a subsidiary of Citigroup, Inc., Salomon Smith Barney, who during 2003 became known as Citigroup Global Markets, Inc. The Fund paid Citigroup Global Markets, Inc. $2,250 in brokerage commissions on trades where they acted as principal, and $2,810 on trades where they acted as agent.

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The Fund also owned 20,000 shares of Morgan Stanley on December 31, 2003 with a market value of $1,157,400. During 2003, the Fund paid Morgan Stanley commissions of $4,088 on trades where they acted as agent.

The research information purchased with the Fund’s brokerage commissions was provided to the Fund’s prior investment adviser, Bridges Investment Counsel, Inc., and the current investment advisor, Bridges Investment Management, Inc. and this material benefited all clients of that Firm, including the Fund. Many clients of Bridges Investment Management, Inc. participate in an informal program of placing brokerage transactions to obtain security research information; thus, the Fund and its investment adviser benefit from the brokerage transactions of many clients of the investment adviser. Most brokerage firms do not price their research services; therefore, it is not possible to place a monetary value on such services.

The advent of negotiated brokerage commissions on May 1, 1975, ended the uniform commission schedule of New York Stock Exchange member firms. As a result, it is difficult to construct studies of comparable costs and services on each security transaction of the Fund. Accordingly, the disinterested directors of Bridges Investment Fund, Inc. have agreed that Bridges Investment Management, Inc. may cause the Fund to pay a member of an Exchange, broker, or dealer an amount of commission for effecting a securities transaction by the Fund in excess of the amount of commission which would have been charged by another person for effecting such transactions, providing that Bridges Investment Management, Inc. determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Exchange member, broker, or dealer subject only to the limitations and definitions contained in Section 28(e) of the Securities Exchange Act of 1934 and to a periodic review by the disinterested directors of the actions of the investment adviser in directing the brokerage business of the Fund. Because of the practice of using securities transactions to purchase brokerage services and research, the Fund may not receive the lowest possible aggregate execution cost with respect to any given brokerage transaction.

Bridges Investment Counsel, Inc. was able to secure discounts from the uniform brokerage commission schedule which was in effect on April 30, 1975 for listed securities during the period from May 1, 1975, through December 31, 2003, and Bridges Investment Management, Inc. expects to be able to continue to secure discounts from such uniform brokerage commission schedule on an on-going basis. The Board of Directors reviews and approves the level of discounts and the actual brokerage costs on each transaction in the portfolio at each quarterly meeting. The investment adviser believes these discounts to be appropriate and similar to those earned by other institutional portfolios of the size of the Fund. Mr. Edson L. Bridges III, President of the Fund, selects the brokers to be employed for securities transactions of the Fund, and he determines the acceptability of the discount.

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Investment Adviser’s Trade Aggregation Policy – Bridges Investment Management, Inc. performs investment management and advisory services for various clients including the Fund. In certain instances, portfolio transactions for the Fund may be executed in an aggregated transaction to purchase or sell the same security for other accounts served by Bridges Investment Management, Inc. The objective of aggregated transactions is to obtain favorable execution and/or lower brokerage commissions, although there is no certainty that such objective will be achieved. Aggregated transactions in which the Fund participates will be effected only when Bridges Investment Management, Inc. believes that to do so will be in the best interest of the Fund. When this occurs, no client account will be favored over any other account.

Each account that participates in an aggregated order will participate at the average share price for all Bridges Investment Management, Inc. transactions in that security on a given business day, with transaction costs shared pro rata based on each account’s participation in the transaction. Bridges Investment Management, Inc. will prepare, before entering an aggregate order, a written statement (the “Allocation Statement”) for each proposed aggregated order, specifying the participating client accounts and how it intends to allocate the order. An order may be allocated on a basis different from that specified in the Allocation Statement if all client accounts receive fair and equitable treatment and the reason for the different allocation is explained in writing and is approved in writing by a Bridges Investment Management, Inc. compliance officer.

While it is possible that the use of aggregated orders may adversely affect the size of the position obtainable for the Fund, Bridges Investment Management, Inc., as the Fund investment adviser, believes that the procedure generally contributes to better overall execution of the Fund’s portfolio transactions. Bridges Investment Management, Inc. is not obligated to aggregate orders on behalf of clients, and its decision not to aggregate orders in any particular instance may result in less favorable execution of trades and in higher transaction costs to its clients, including the Fund.

Capital Stock and Other Securities

The Fund’s capital structure consists of 6,000,000 authorized shares of capital stock (par value of one dollar per share) with 3,488,011 shares issued as of December 31, 2003. Fund shares have equal rights as to voting, redemption, dividends, and liquidation, with cumulative voting for the election of directors. The shares are redeemable on written demand of the holder and are transferable. The shares have no preemptive or conversion rights and are not subject to assessment. Fractional shares have the same rights proportionately as full shares.

Shares redeemed by the Fund cannot be reissued, and the Fund’s authorized capital stock shall be deemed to be reduced by the number of shares redeemed. As of December 31, 2003, 1,471,451 shares of the Fund had been redeemed since inception of the Fund in 1963. The Fund’s net shares of capital stock outstanding were 2,016,560 as of December 31, 2003.

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Cumulative Voting – Fund shares are entitled to cumulative voting rights. This provision permits a shareholder to allocate the votes of his shares towards one or more directors in order to increase the influence of his ownership towards the director or directors selected for his support in an election of directors.

Purchase, Redemption, and Pricing of Securities Being Offered

General Information - Information concerning the methods of purchase and redemption of Fund shares are set forth in the Fund’s Prospectus. The Fund does not use letters of intent, contractual accumulation plans, withdrawal plans, or exchange privileges.

Shareholders who require assistance in gathering cost history and share information regarding their account with the Fund should anticipate that U.S. Bancorp Fund Services, LLC, as transfer agent, will bill the direct costs of such investigations directly to the shareholder with an explanation of the type of work conducted, the dates and time committed, and the expenses incurred by the transfer agent. In the normal situation, the maximum charge per inquiry of this type will be $25.00.

Valuation – The methods for determining the Net Asset Value per share of the Fund for purchase of shares and the Net Asset Value per share for the redemption of or sales of shares back to the Fund are described in the Fund’s Prospectus.

Specimen Price Make Up – Please refer to Appendix A for a copy of the Price Make Up form used by the Fund. The example or illustration uses the actual data and methods used for the Fund on December 31, 2003. The audited Balance Sheet information will provide the same information with a different format and classification of items for the purpose of proper financial statement presentation.

Other Disclosures -- The Fund prices its shares only once per day after the close of the New York Stock Exchange. There is no difference in the net offering price charged to the general public and that price which is charged to officers, directors, and employees of either the Fund or its investment adviser. The Fund does not use Rule 2a-7 under The General Rules and Regulations of The Investment Company Act of 1940 for the purpose of pricing its shares to the public.

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 Description of Fund Plans

Standard Retirement Plan – Bridges Investment Fund, Inc. offers a Standard Retirement Plan (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002 and January 1, 2003) for corporations, self-employed individuals, and partnerships and their employees. Investors may choose a Money Purchase Pension Plan, a Profit Sharing Plan which includes a Salary Reduction Arrangement under Section 401(k) of the Internal Revenue Code within the Standard Retirement Plan, including a SIMPLE Model Amendment for employers with less than 100 employees. The prototype plan includes a Standard Custodial Agreement (as Amended and Restated as of January 1, 2000) under which U.S. Bank National Association, Omaha, Nebraska, will act as Custodian. All contributions, including dividends and cash distributions, to the Plan will be invested in the shares of the Fund at Net Asset Value.

Currently, the Custodian does not impose maintenance or other fees in connection with the above described Standard Retirement Plan; however, the Custodian may impose such fees from time to time by written agreement between the Custodian and the employer. In addition, the Custodian is entitled to reimbursement for certain expenses and taxes, including securities transfer taxes. The Custodian may resign or be removed, and a successor Custodian may be appointed.

If an investor desires to appoint a different bank as Custodian, he may make his own fee arrangements with the bank of his choice. For further details, see the form of Standard Retirement Plan No. 001, Profit Sharing, and No. 002, Money Purchase Pension, and their related Standard Custodial Agreements, copies of which may be obtained from the Fund’s office at the address shown on the cover of this Prospectus. The amended documents for the Standard Retirement Plan have been approved by the Internal Revenue Service as prototype master plans. The IRS has issued opinion letters to the Plans, and has assigned qualified serial numbers to these Plans.

In undertaking such a Retirement Plan involving investments over a period of years, it is important for the individual to consider his needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. An investor who contemplates establishment of such a Plan should consult with his attorney and/or his public accountant.

The Prototype Standardized Profit Sharing Plan with cash or deferred arrangement known in our Fund as Standard Retirement Plan No. 001 (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002 and January 1, 2003) Profit Sharing with a Salary Reduction Arrangement under Section 401(k) of the Internal Revenue Code received an opinion letter from the Internal Revenue Service on January 17, 2002. This Plan No. 001 is identified by Letter Serial No: K271573a. The Prototype Standardized Money Purchase Pension Plan described by our Fund as the Standard Retirement Plan No. 002 (as Amended and Restated as of January 1, 2000, and as subsequently amended effective January 1, 2002 and January 1, 2003) Money Purchase Pension received an opinion letter from the Internal Revenue Service on January 17, 2002. This Plan No. 002 is identified by Letter Serial No: K271574a. Both Plans have incorporated model amendments published by the Internal Revenue Service which adopt all changes required through January 1, 2003 under the tax laws that have been adopted since the Plans were restated.

32

Individual Retirement Custodian Account Prototype

An investor, referred to as a Depositor in this section of the Prospectus, may wish to purchase shares of Bridges Investment Fund, Inc. in conjunction with the retirement benefits provided by the Internal Revenue Code. There is available through Bridges Investment Fund, Inc. a Prototype Individual Retirement Custodial Account with Application Form, Contribution Form, and Disclosure Statement.

The Custodial Agreement provides that U.S. Bank National Association, Omaha, Nebraska, will furnish custodial services as required by the Internal Revenue Code. Currently, the investor is not charged any maintenance or other fees in connection with the Individual Retirement Custodial Account; however, the Custodian may impose such fees from time to time by written agreement between Custodian and Depositor. The investor may be subject to additional charges, from time to time, as will reasonably compensate the Custodian for extraordinary services resulting from unusual administrative responsibilities. The Depositor or the Custodian shall have the right to terminate the Account upon 60 days’ notice to the other party. In the event of such termination, the Custodian shall make distribution of the Account to the Depositor or to another qualified plan or successor Custodian designated by the Depositor.

The Fund’s Individual Retirement Custodial Account Prototype permits a maximum annual contribution for 2003 or 2004 of $3,000 or 100% of the Depositor’s annual compensation for personal services, whichever is less. This annual contribution limit is to be increased to $4,000 for 2005 through 2007 and to $5,000 in 2008. If an investor has a non-working spouse, an additional annual contribution of $3,000 is permitted to a separate IRA maintained by such non-working spouse for a total contribution of $6,000. For Depositors age 50 and over, additional catch-up contributions will be allowed beginning with the 2002 tax year. If the Depositor has reached age 50 before the close of the tax year, the regular contribution limit is raised by $500 for tax years 2002 through 2005, and by $1,000 for tax years 2006 and thereafter. Under the Prototype, the annual contribution may be deductible under certain conditions, and earnings, if any, accumulate tax-free until distribution after age 59 1/2. Normally, distributions from the Individual Retirement Custodial Account prior to age 59 1/2, unless specifically exempted by law, will result in tax penalties in addition to being included in taxable income. In addition, there is a penalty on excess contributions and a penalty on insufficient payouts after age 70 1/2.

To establish an Individual Retirement Custodial Account, the Depositor is provided a copy of the Fund’s current Prospectus, three copies of the Individual Retirement Account Custodial Agreement, three copies of the Application Form, three copies of the Contribution Form, and three copies of the Disclosure Statement. The Depositor executes and forwards to U.S. Bank National Association, Omaha, Nebraska, three copies of the Application Form and three copies of the Contribution Form. U.S. Bank National Association, Omaha, Nebraska, will return one acknowledged copy of each form to the Depositor and the Fund for retention by each party. The Depositor will sign and send one copy of the Disclosure Statement to the Fund at its office. The Depositor should retain the other executed copy for a permanent record in his files.

33

The Custodial Agreement sets forth provisions governing the Depositor’s Account, expresses the prohibited actions under the law, sets forth the provisions of distribution of payments, provides the rules for reports and other information, outlines the Custodian’s responsibilities, and provides for Amendments to, and Termination of, the Custodial Account.

The Application Form establishes the Custodial Account, collects pertinent information to govern the Custodial Account, and recites the applicable fees to be charged by U.S. Bank National Association, Omaha, Nebraska. By executing the Application Form, the Depositor acknowledges receipt of the Prospectus. The Contribution Form governs the method and type of contribution to the Custodial Account. The Disclosure Statement covers appropriate notices of applicable provisions of the Internal Revenue Code, the fees for the account, and other important information concerning the operation of the Individual Retirement Custodial Account. Prior to executing these documents, the Depositor should read all the documents constituting the Prototype.

The Individual Retirement Custodial Account sponsored by the Fund was amended effective January 1, 2002 and approved as a Prototype Plan pursuant to an opinion letter received from the Internal Revenue Service dated June 12, 2003. The opinion letter carries the Serial No: K 160748d.

U.S. Bank National Association, Omaha, Nebraska, meets the applicable legal requirements to act as the Custodian under the Prototype.

The provisions to redeem shares of the Fund, as described in this Prospectus, are not changed by the terms of the Prototype.

The Depositor may revoke his Custodial Account within at least seven days of the date of establishment as provided in Article VI.B of the Custodian Agreement, Article IV of the Application Form, and in paragraph 1 of the Disclosure Statement. A shareholder may wish to consider a redemption of the Fund shares as an alternative to revoking his Custodian Account.

In undertaking such an Individual Retirement Custodian Account as provided by this Prospectus and related documents, involving investments over a period of years, it is important for the individual to consider his or her needs and whether or not the investment objectives of the Fund, described in this Prospectus, are likely to fulfill them. The individual who contemplates the establishment of the Prototype should consult with his or her attorney or tax adviser regarding appropriate advice as to the actions to be taken. Particular attention should be directed to changes in the deductibility of contributions to IRAs for tax years commencing January 1, 1987, or later for those persons who are covered by employer sponsored deferred benefit plans and other factors related to annual reported tax amounts of single and joint income. Reference to IRS Announcement 86-121 should also be helpful, copies of which may be obtained from the Fund’s office.

34

Additional consideration should be given by the individual who contemplates the establishment of a Prototype to new choices and opportunities that were created in 1997.

1)      The SIMPLE Individual Retirement Custodial Account, as described in Section 408(p) of the Internal Revenue Code may be established in connection with a Salary Reduction Agreement. Under this funding choice, it is possible to set aside more than the $3,000 per year contribution limit for the traditional IRA account. Depending upon the circumstances involved, it may be possible to receive employer matching contributions in the account. This SIMPLE Plan was amended effective January 1, 2002 and has received an opinion letter from the Internal Revenue Service, dated June 12, 2003. The Internal Revenue Service opinion letter is Serial No. K141467b.

2)      The Roth Individual Retirement Custodial Account opportunity for investment was created by the Taxpayer Relief Act of 1997. The tax laws provide for a non-deductible annual contribution in taxable years 2002 through 2004 of up to $3,000 for a working spouse and a $3,000 contribution for a non-working spouse. These annual contribution limits are to be increased to $4,000 for 2005 through 2007 and to $5,000 for 2008. For Depositors age 50 and over, additional catch-up contributions will be allowed to the Roth IRA beginning with the 2002 tax year. If the Depositor has reached age 50 before the close of the tax year, the regular contribution limit is raised by $500 for tax years 2002 through 2005, and by $1,000 for tax years 2006 and thereafter. Benefits paid from the Roth IRA are to be non-taxable to the Depositor upon a qualified distribution from the Roth IRA, which includes distributions made after the Depositor reaches age 59 1/2. The Roth Individual Retirement Custodial Account may be established through the execution of the Form 5305-RA issued under Section 408A of the Internal Revenue Code in conjunction with the standard, traditional IRA Custodial Account of the Fund as described above. Depositors may establish and maintain both the “Traditional” IRA and the “Roth” IRA Accounts, provided the assets are always maintained in separately segregated accounts and provided further that the titles therein accurately reflect the distinctions between the two types of funding permitted by statute. Depositors will still have the same annual dollar limit per working spouse and non-working spouse, so that a choice must be made between the contributions to a traditional IRA that would represent an income deduction and the contributions to a Roth IRA that would be taxable underneath the annual dollar ceiling.

3)      An individual may deposit up to $2,000 a year into a Coverdell Education Savings Custodial Account (Internal Revenue Service Form 5305-EA) ("Education IRA") for a child under age 18 (unless the beneficiary is a “special needs beneficiary” as defined by the tax laws). The contributor may be a parent, relative, friend, or other person, including the child him/herself. The ability to contribute to an Education IRA phases out at modified adjusted gross income levels between $190,000 and $220,000 for joint return filers and between $95,000 and $110,000 for individual filers. Distributions from an Education IRA are tax-free up to the amount of qualified education expenses for a year. Qualified higher education expenses include tuition, fees, books, supplies, and, if the beneficiary is at least a half-time student, room and board. For taxable years after 2001, qualified education expenses include qualified elementary and secondary education expenses such as tuition, fees, tutoring, special needs services, books, supplies and equipment incurred in connection with the enrollment for attendance at any public, private or religious school that provides elementary or secondary education. Expenses include room and board, uniforms, and transportation that are required by the schools, including expenses for computer technology and related equipment used by the beneficiary while in school.

35

The Fund’s office maintains a supply of SIMPLE Individual Retirement Custodial account forms and an inventory for the Form 5305-RA for the Roth IRA, and Form 5305-EA for the Education IRA to assist Depositors to establish these types of accounts.

Tax Status

The Fund is qualified or intends to qualify under Subchapter M of the Internal Revenue Code (26 U.S.C. 851-856). The Fund has no special or unusual tax aspects such as taxation resulting from foreign investment, or from states as a personal holding company, or from any tax loss carryforward.

Underwriter

Distributor - Quasar Distributors, LLC (the "Distributor") serves as the Fund's distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD.

The Fund may enter into distribution agreements or shareholder servicing agreements with certain financial institutions ("Servicing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Fund.

A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements ( a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreement and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the instruments of Service Organizations.

36

Calculation of Performance Data

From time to time, quotations of the Fund’s performance may be included in advertisements, sale literature or reports to shareholders or prospective investors. These performance figures are calculated as described below.

37

PAST PERFORMANCE OF THE FUND

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund’s performance from year to year for the past ten calendar years and by showing how the average annual total returns of the Fund’s shares compare to those of a broad-based market index. The Fund’s past investment performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance History depicted in a bar graph is as follows:

38

The Fund’s highest and lowest returns for a calendar quarter during the past ten years are a return of 28.12% for the 4th Quarter 1999, and –18.35% for the 3rd Quarter 2001.

Average Annual Total Returns
(for the periods ending December 31, 2003)

	Past One Year	Past Five Years	Past Ten Years

Return Before Taxes	35.83%	-0.32%	9.05%

Return After Taxes on Distributions	35.62%	-0.84%	7.79%

Return After Taxes on Distributions and Sale of Fund Shares	23.52%	-0.47%	7.35%

S & P 500 (reflects no deduction for fees, expenses or taxes)	28.63%	-0.57%	11.05%

The year-to-date total return as of June 30, 2004 for the Fund was 2.00%.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Total Return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A cumulative total return reflects actual performance over a stated period of time. An average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as the actual year-by-year results.

39

AVERAGE ANNUAL TOTAL RETURN

1 YEAR	5 YEAR	10 YEAR

35.83%	-0.32%	9.05%

The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

40

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
FOR INVESTMENT RETURNS

Assumptions

1.The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates. The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund.

5.Reinvestment fees for dividend and capital gains distributions were deducted before reinvestment in shares of the Fund. The Standard & Poor’s 500 Composite Index was not charged with any brokerage commissions, reinvestment fees, or operating expenses.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser. The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission may compare their performances to other more narrowly-based indices that reflect the market sectors in which they invest. At this point in time, the Fund’s management has decided not to present any comparisons to more narrow indices. Management has investigated commercial paper, Treasury Bill, Treasury Note, Treasury Bond, and Corporate Bond indices to cover those portfolio segments not invested in the common stock market. Some problems with comparable information have been encountered particularly with respect to the difficulty of matching income reinvestment dates in the indices with the reinvestment calendar scheme in effect for the Fund.

41

From time to time, in reports and promotional literature: (1) the Fund’s total return performance, ranking, or any other measure of the Fund’s performance may be compared to any or combination of the following: (a) a broad-based index; (b) other groups of mutual funds tracked by independent research firms ranking entities, or financial publications; (c) indices of securities comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP) may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; and (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund’s performance. The Fund may also advertise the performance rankings assigned by various publications and statistical services, and any other data which may be presented from time to time by such analysts as Dow Jones and Morningstar, Inc., or as they appear in various financial and investment publications, including but not limited to The Wall Street Journal, Business Week, Forbes, Fortune, Money Magazine and other such publications.

As a prospective investor or shareholder, you may be interested in securing Part C of this filing, and you must receive Part A, the Prospectus, in order to make an investment in the Fund. You may request copies of Parts A, B, and C from the Fund’s office at the address shown on the Cover of Part B.

Financial Statements

The audited financial statements for the year ended December 31, 2003 appear beginning on page 40 in this Part B. As a unit, these statements include: The Report of the Independent Registered Public Accounting Firm, the Schedule of Portfolio Investments, the Statement of Assets and Liabilities, the Statement of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements.

The Fund’s Management and Board of Directors encourages prospective investors and shareholders to review the audited financial statements, particularly the Schedule of Investments, to obtain a useful perspective about securities owned by the Fund.

The Price Make Up Sheet, Appendix A, is shown on page 39; then the financial statements follow as a unit to complete this Part B.

42

APPENDIX A (Specimen)
PRICE MAKE UP SHEET
December 31, 2003
Journal Form, Ledger Form, Schedule, or Account Number	ACCOUNT (Cost Figures in Parentheses)	Actual Balance or Market Value Figures

ASSETS

01a-DR-C	Cash-Principal	21,866.48
01b-DR-C	Cash-Income	114,546.46
02a-LF51	Dividends Receivable	71,138.01
02b-LF52	Interest Receivable	64,583.83
04a-CRDJ	Accts. Receivable-Subscriptions to Capital Stock	24,894.26
04b-CRDJ	Accts. Receivable-Securities Sold	-0-
07 -Schedule 7	Inv. in Securities (47,614,085.19)	62,550,579.71

	TOTAL ASSETS	62,847,611.75
LIABILITIES:

13a-CRDJ	Accts. Pay.-Redemptions of Capital Stock	2,950.00
13b-CRDJ	Accts. Pay.-Purchase of Securities	-0-
14a-CRDJ	Accrued Liab.-Operating Expenses	128,258.75
14b-CRDJ	Accrued Liab.-Taxes	-0-
14 –CRDJ	Distributions Payable	129,967.30
	TOTAL LIABILITIES	261,176.05

19	NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL SHARES (Tot. Assets Minus Tot. Liab.)	62,586,435.70

20 -CRDJ DR-TA	Capital Stock-Total Shares Outstanding	2,016,559.043
	NET ASSET VALUE PER SHARE
	Purchase Price Per Share $____	31.04
	Redemption Price Per Share $____	x Div. @0.06445

Equalization Computation	Net Investment Income	Net Investment Income	0.00

	(Current Qtr.)	(Current Qtr.)
Dividend Income	180,587.45	Undistributed Net Income	6,723.47
Interest Income	80,411.69	(Previous Qtrs.)
Total Income	260,999.14	Total Acct. 21b	6,723.47
		Equalization/Share
Taxes Paid		Orders /

Expenses Unpaid	131,000.00	Net Shares Purch., Redemp.
Reimbursed Expenses		Balance, Equalization	(2,737.23)
Tot.Exp.Post Close		Equalization Entry
		Equalization Forward
Net Investment Inc.	129,999.14	Capital Shares Forward	2,016,559.643

43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Bridges Investment Fund, Inc.
Omaha, Nebraska

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended December 31, 2003, and the financial highlights for each of the two years in the period ended December 31, 2003. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2001, 2000, and 1999, were audited by other auditors whose report thereon dated January 10, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2003 and its financial highlights for each of the two years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Omaha, Nebraska
January 16, 2004

44

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2003

Title of Security	Numberof Shares	Cost	FairValue

COMMON STOCKS - (90.6%)

Advertising - 1.4%

Omnicom Group, Inc.	10,000	$654,802	$873,300

Airfrieght & Logistics - 2.0%
Expeditors International Washington	15,000	$553,554	$564,900
Fedex Corporation	10,000	688,396	675,000

		$1,241,950	$1,239,900

Auto Parts & Equipment - 0.9%
Johnson Controls	5,000	$385,750	$580,600

Banking and Finance - 5.6%

Bank of America Corporation	3,000	$224,014	$241,290
Fifth Third Bancorp	10,000	486,523	591,000
First National of Nebraska, Inc.	250	401,835	987,500
State Street Corporation	15,000	62,367	781,200
Wells Fargo & Co.	15,000	515,731	883,350

		$1,690,470	$3,484,340

Beverages - Soft Drinks - 1.1%

PepsiCo, Inc.	15,000	$192,169	$699,300

Building - Residential/Commercial - 2.3%
Cavco Industries, Inc.*	250	$3,378	$6,000
Centex Corporation	5,000	265,517	538,250
D. R. Horton, Inc.	20,000	407,704	865,200

		$676,599	$1,409,450

Casino Hotels - 1.7%

Harrah's Entertainment, Inc.*	22,000	$729,839	$1,094,940

Computers - Hardware and Software - 3.2%

Cisco Systems, Inc.*	40,000	$361,396	$969,200
Microsoft Corporation*	30,000	266,000	821,100
Retek, Inc.*	25,000	369,992	232,000

		$997,388	$2,022,300

Computers - Memory Devices - 0.7%
EMC Corporation/MASS*	35,000	$494,601	$452,200

Computers - Micro - 0.2%
Sun Microsystems, Inc.*	30,000	$595,357	$134,100

Conglomerates - Industrial - 0.5%

General Electric	10,000	$270,842	$309,800

Education - Higher - 0.3%

Apollo Group, Inc.	3,000	$193,740	$203,430

Data Processing and Management - 4.5%

Automatic Data Processing	10,000	$398,716	$396,100
Fair Isaac and Company, Incorporated	12,000	234,627	589,920
First Data Corporation	25,000	851,000	1,027,250
Fiserv, Inc.*	20,000	664,527	790,800

		$2,148,870	$2,804,070

*Nonincome-producing security

45

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Numberof Shares	Cost	FairValue

COMMON STOCKS (Continued)

Diversified Operations - 1.6%

Berkshire Hathaway Inc., Class B *	350	$492,609	$985,250

Drugs - Medicines - Cosmetics - 4.6%

Abbott Laboratories	15,000	$169,395	$699,000
Amgen, Inc.*	15,000	463,500	926,850
Johnson & Johnson	15,000	338,948	774,900
Merck & Co., Inc.	10,000	197,534	462,000

		$1,169,377	$2,862,750

E-Commerce - 1.4%

Ebay, Inc.*	14,000	$453,620	$904,540

Electric - Generation - 1.9%
AES Corporation*	70,000	$844,949	$660,800
MDU Resources Group, Inc.	22,500	351,556	535,725

		$1,196,505	$1,196,525

Electronic Components - Conductors - 4.7%
Altera Corporation*	25,000	$664,853	$566,250
Analog Devices, Inc.*	15,000	539,290	684,750
Applied Materials, Inc.*	40,000	662,576	897,600
Intel Corporation	25,000	483,548	801,250

		$2,350,267	$2,949,850

Electronics - 1.9%

Flextronics International Ltd.*	60,000	$1,175,477	$888,000
Solectron Corporation *	50,000	595,457	295,500

		$1,770,934	$1,183,500

Finance - Diversified - 2.6%
Citigroup, Inc.	9,999	$481,932	$485,351
Morgan Stanley Dean Witter & Co.	20,000	1,127,600	1,157,400

		$1,609,532	$1,642,751

Finance - Investment Banks - 1.3%

Goldman Sachs Group, Inc.	8,000	$694,445	$789,840

Finance - Real Estate - 1.4%

Freddie Mac	15,000	$461,417	$874,800

Finance - Services - 9.7%

Capital One Financial Corporation	53,500	$1,935,422	$3,279,015
Concord EFS, Inc.*	50,000	823,361	742,000
MBNA Corporation	45,000	921,635	1,118,250
Nelnet, Inc., Class A*	15,000	327,147	336,000
Paychex, Inc.	10,000	373,477	372,000

		$4,381,042	$5,847,265

*Nonincome-producing security

46

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Numberof Shares	Cost	FairValue

COMMON STOCKS (Continued)

Food Processing - 0.5%

General Mills, Inc.	7,000	$312,687	$317,100

Hotels/Resorts/Cruise Lines - 0.6%

Carnival Corporation, Class A	10,000	$253,072	$397,300

Insurance - Brokers - 0.9%

Marsh & McLennan Cos., Inc.	12,000	$598,462	$574,680

Insurance - Multiline - 1.1%

American International Group, Inc.	10,000	$566,397	$662,800

Insurance - Property/Casualty - 0.7%
Progressive Corporation	5,000	$368,147	$417,950

Internet Software & Services - 0.6%

United Online, Inc.*	22,500	$283,161	$380,025

Machinery - Construction/Farming - 1.0%

Trinity Industries, Inc.	20,000	$386,383	$616,800

Medical Products - 0.4%

Stryker Corporation	3,000	$230,903	$255,030

Medical - Drugs - 1.4%

Pfizer, Inc.	25,000	$787,050	$883,250

Medical - Wholesale Drug Distribution - 1.0%
Cardinal Health, Inc.	10,000	$606,276	$611,600

Metal - Aluminum - 2.4%

Alcoa, Inc.	40,000	$946,625	$1,520,000

Movies & Entertainment - 1.1%
Viacom, Inc., Class B	15,000	$593,509	$665,700

Personal & Household Products - 0.8%

Colgate Palmolive Company	10,000	$520,221	$500,500

Petroleum Producing - 2.6%

BP PLC-Sponsored ADR	15,000	$368,832	$740,250
ChevronTexaco Corporation	10,000	340,535	863,900

		$709,367	$1,604,150

Publishing - 1.4%

Gannett, Inc.	10,000	$799,707	$891,600

Retail - Restaurants - 1.1%
Outback Steakhouse, Inc.*	15,000	$509,594	$663,150

*Nonincome-producing security

47

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Numberof Shares	Cost	FairValue

COMMON STOCKS (Continued)

Retail Stores - Apparel and Clothing - 1.9%

Gap, Inc.	50,000	$521,360	$1,160,500

Retail Stores - Building Materials and HomeImprovement - 2.1%

The Home Depot, Inc.	30,000	$672,737	$1,064,700
Lowes Companies	5,000	276,238	276,950

		$948,975	$1,341,650

Retail Stores - Consumer Electronics - 2.5%
Best Buy Company, Inc.*	30,000	$687,851	$1,567,200

Retail Stores - Department - 1.2%

Target Corporation	20,000	$316,811	$768,000

Steel - 0.7%

Nucor Corporation	8,000	$392,304	$448,000

Telecommunications - 4.1%

Level 3 Communications *	165,000	$1,362,169	$940,500
Sprint PCS Corporation *	30,000	629,783	168,600
Vodafone Group PLC	30,000	772,993	751,200
West Corporation *	35,000	687,401	813,050

		$3,452,346	$2,673,350

Telecommunications - Equipment - 0.9%
Nokia Corporation Sponsored ADR	40,000	$421,175	$680,000

Television - Cable - 0.6%
Comcast Corporation - Special Class A *	12,000	$356,075	$375,480

Tobacco - 3.5%
Altria Group, Inc.	40,000	$1,621,692	$2,176,800

TOTAL COMMON STOCKS (Cost - $42,042,275)		$42,042,275	$56,697,416

PREFERRED STOCKS - (1.0%)

Banking and Finance - 0.4%

Harris Preferred Capital Corp., 7.375%, Series A	10,000	$250,000	$251,600

Financial - REITS - 0.4%
Equity Office Properties Trust, 7.75% Series G	5,000	$134,766	$135,400
Public Storage, 8.00% Series R	5,000	133,250	134,700

		$268,016	$270,100

*Nonincome-producing security

48

BRIDGES INVESTMENT FUND, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Number of Shares/Par	Cost	FairValue

Oil Comp. - Exploration and Production - 0.2%
Nexen, Inc. 9.375% Preferred - Series I	5,000	$125,000	$126,450

Total Preferred Stocks (Cost - $643,016)		$643,016	$648,150

Total Preferred and Common Stock		$42,685,291	$57,345,566

DEBT SECURITIES (8.3%)

Electronic Components - Conductors - 0.4%

Applied Materials, Inc. 7.125% Senior Notes due October 15, 2017	$250,000	$ 256,473	$ 280,418

Energy - Alternate Sources - 0.4%
CalEnergy Co., Inc., 7.630% Notes due October 15, 2007	$200,000	$200,000	$224,898

Finance - Services - 2.5%

American Express Credit Corporation .800% Commercial Paper due January 2, 2004**	$600,000	$ 599,907	$ 599,907
Duke Capital Corporation 8% Senior Notes due October 1, 2019	$250,000	277,140	292,180
General Electric Credit Corporation .880% Commercial Paper due January 4, 2004**	$375,000	374,936	374,936
MBNA Corporation 7.50% Senior Notes due March 15, 2012	$250,000	268,125	284,988

		$1,520,108	$1,552,011

Food - Packaged - 0.4%
Kraft Foods, Inc. 6.250% Notes due June 1, 2012	$250,000	$ 263,873	$ 272,491

Hotels and Motels - 0.5%

Marriott International 7.875% Notes Series C due September 15, 2009	$250,000	$ 250,068	$ 287,325

Medical - Wholesale Drug Distribution - 0.5%

Cardinal Health, Inc. 6.75% Notes due February 15, 2011	$250,000	$260,689	$285,130

Retail Stores - Department - 0.7%

Dillard Department Stores, Inc., 7.850% Debentures, due October 1, 2012	$150,000	$151,348	$157,110

Penney (J.C.) Co., Inc. 7.40% Notes due April 1, 2037	$250,000	$263,750	270,095

		$415,098	$427,205

** Commercial Paper is purchased at a discount and redeemed at par.

49

BRIDGES INVESTMENT FUND, INC
.SCHEDULE OF PORTFOLIO INVESTMENTS
(Continued)

DECEMBER 31, 2003

Title of Security	Number of Shares/Par	Cost	FairValue

Services - Data Processing - 0.4%
Electronic Data Systems 7.125% Notes due October 15, 2009	$250,000	$263,750	$266,818

Telecommunications - 0.9%
Level 3 Communications, Inc., 9.125% Senior Notes due May 1, 2008	$600,000	$438,098	$547,128

Tobacco - 0.4%

R.J. Reynolds Holding 7.250% Notes due June 1, 2012	$250,000	$260,975	$242,185

U.S. Government - 1.2%

U.S. Treasury, 9.375% Bonds, due February 15, 2006	$200,000	256,223	231,063

U.S. Treasury, 9.125% Bonds, due May 15, 2009	$200,000	234,910	205,938

U.S. Treasury, 7.500% Bonds, due November 15, 2016	$300,000	308,531	382,406

		$799,664	$819,407

TOTAL DEBT SECURITIES (Cost - $4,928,796)		$4,928,796	$ 5,205,016

TOTAL INVESTMENTS IN SECURITIES - (99.9%) (Cost - $47,614,087)		$47,614,087	$ 62,550,582

CASH AND RECEIVABLES LESS TOTAL LIABILITIES - (0.1%)			35,853

NET ASSETS, December 31, 2003 - (100.0%)			$62,586,435

The accompanying notes to financial statementsare an integral part of this schedule.

50

BRIDGES INVESTMENT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

ASSETS
Investments, at fair value
Common and preferred stocks (cost $42,685,291)	$57,345,566
Debt securities (cost $4,928,796)	5,205,016

Total investments	$62,550,582

Cash	136,413
Receivables
Dividends and interest	135,722
Subscriptions to capital stock	24,894

TOTAL ASSETS	$62,847,611

LIABILITIES
Redemption of capital stock	$2,950
Investment advisor, management and service fees payable	76,041
Accrued operating expenses	52,218
Distributions payable	129,967

TOTAL LIABILITIES	$261,176

NET ASSETS
Capital stock, $1 par value Authorized 6,000,000 shares, 2,016,560 shares outstanding	$2,016,560

Paid-in surplus	47,571,890
Net unrealized appreciation on investments	14,936,495
Accumulated undistributed net realized loss	(1,945,234)
Accumulated undistributed net investment income	6,724

TOTAL NET ASSETS	$62,586,435

NET ASSET VALUE PER SHARE	$31.04

OFFERING PRICE PER SHARE	$31.04

REDEMPTION PRICE PER SHARE	$31.04

The accompanying notes are an integral part of these financial statements.

51

BRIDGES INVESTMENT FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME
Interest	$310,229
Dividends (Net of foreign withholding taxes of $5,379)	648,246

Total Investment Income		$958,475

EXPENSES
Management fees	266,705
Custodian fees	37,171
Insurance and other administrative fees	30,854
Bookkeeping services	22,136
Printing and supplies	19,508
Professional services	42,143
Dividend disbursing and transfer agent fees	27,463
Computer programming	9,000
Taxes and licenses	1,065
Independent directors expense and fees	18,555

Total Expenses		$474,600

NET INVESTMENT INCOME		$483,875

NET REALIZED AND UNREALIZEDGAIN ON INVESTMENTS

Net realized loss on transactions in Investments	$(1,491,376)

Net increase in unrealized appreciation of investments	17,565,823

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		$16,074,447

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$16,558,322

The accompanying notes are an integralpart of these financial statements.

52

BRIDGES INVESTMENT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002

INCREASE IN NET ASSETS
Operations -
Net investment income	$483,875	$409,162
Net realized loss on transactions in investments	(1,491,376)	(138,613)
Net increase(decrease) in unrealized appreciation of investments	17,565,823	(15,770,722)

Net increase(decrease) in net assets resulting from operations	$16,558,322	$(15,500,173)

Net equalization credits	(47)	(5,237)

Distributions to shareholders from - Net investment income	(477,290)	(409,023)
Net realized gain from securities	--	--
Net capital share transactions	650,909	1,524,062

Total increase/(decrease) in net assets	$16,731,894	$(14,390,371)

NET ASSETS:
Beginning of year	$45,854,541	$60,244,912

End of year (includes $6,724 of undistributed net investment income in 2003)	$62,586,435	$45,854,541

The accompanying notes are an integral part of these financial statements.

53

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Investments -

Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at fair value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of
Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is approximately the same as the basis used for Federal income tax purposes. The difference between cost and fair value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.
	2003	2002	Net Change

Net unrealized appreciation (depreciation):
Aggregate gross unrealized appreciation on securities	$17,568,249	$7,520,106

Aggregate gross unrealized depreciation on securities	(2,631,754)	(10,149,434)

Net	$14,936,495	$(2,629,328)	$17,565,823

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

54

B. Federal Income Taxes -

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The Fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund. For federal income tax purposes, the Fund has a capital loss carryover of $1,928,636 at December 31, 2003, which if not offset by subsequent capital gains will expire beginning in 2009. Also for federal income tax purposes, the Fund deferred the recognition of net capital losses incurred subsequent to October 31, 2003 ("Post October Losses") of $16,598. These losses will be realized on January 1, 2004.

C. Distribution To Shareholders -

The Fund accrues income dividends to shareholders on a quarterly basis as of the ex-dividend date. Distributions of net realized gains are made on an annual basis to shareholders as of the ex-dividend date.

D. Equalization -

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2) INVESTMENT ADVISORY CONTRACT

Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

55

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2003.

(3) DIVIDEND DISBURSING AND TRANSFER AGENT

Dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.

(4) SECURITY TRANSACTIONS

The cost of long-term investment purchases during the year ended December 31,  was:

	2003	2002

Other Securities	$13,246,819	$18,088,810

Net proceeds from sales of long-term investments during the year ended December 31, were:

	2003	2002

United States government obligations	$853,484	$702,000
Other Securities	12,654,679	10,209,786

Total Net Proceeds	$13,508,163	$10,911,786

(5) NET ASSET VALUE

The net asset value per share represents the effective price for all subscriptions and redemptions.

56

(6) CAPITAL STOCK

Shares of capital stock issued and redeemed are as follows:

	2003	2002

Shares sold	182,181	278,124
Shares issued to shareholders in reinvestment of net investment income	14,521	12,549

	196,702	290,673
Shares redeemed	(169,911)	(241,399)

Net increase	26,791	49,274

Value of capital stock issued and redeemed is as follows:

	2003	2002

Shares sold	$4,894,659	$6,925,345

Shares issued to shareholders in reinvestment of net investment income	376,183	320,294

	$5,270,842	$7,245,639

Shares redeemed	(4,619,933)	(5,721,577)

Net increase	$650,909	$1,524,062

(7) DISTRIBUTIONS TO SHAREHOLDERS

On December 31, 2003, a cash distribution was declared from net investment income accrued through December 31, 2003. This distribution was calculated as $.06445 per share. The dividend will be paid on January 21, 2004 to shareholders of record on December 31, 2003.

57

FINANCIAL HIGHLIGHTS*

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Per share income and capital changes for a share outstanding for each of the last five years were:

	2003	2002	2001	2000	1999

Net Asset Value, Beginning of Period	$23.05	$31.05	$38.59	$46.24	$34.26

Income/(Loss) From Investment Operations

Net Investment Income	$.24	$.20	$.26	$.40	$.30

Net Gains or (Losses) on Securities (both realized and unrealized)	7.99	(8.00)	(7.54)	(6.84)	12.89

Total From Investment Operations	$8.23	$(7.80)	$(7.28)	$(6.44)	$13.19

Less Distributions

Dividends from net investment income	$(.24)	$(.20)	$(.26)	$(.40)	$(.30)
Distributions from capital gains	-	-	-	(.81)	(.91)
Return of Capital	-	-	-	-	-

Total Distributions	$(.24)	$(.20)	$(.26)	$(1.21)	$(1.21)

Net Asset Value, End of Period	$31.04	$23.05	$31.05	$38.59	$46.24

Total Return	35.83%	(25.13)%	(18.89)%	(14.09)%	38.90%

Ratios/Supplemental Data

Net Assets, End of Period (in thousands)	$62,586	$45,855	$60,245	$71,412	$69,736

Ratio of Expenses to Average Net Assets**	.89%	.85%	.79%	.72%	.73%

Ratio of Net Investment Income to Average Net Assets **	.91%	.79%	.79%	.95%	.78%

Portfolio Turnover Rate	26%	23%	14%	19%	16%

* Per share income and capital change data is computed using the weighted average number of shares outstanding method.
** Average net asset data is computed using monthly net asset value figures.

56

PART C
OTHER INFORMATION

OTHER INFORMATION	Bridges Investment Fund, Inc.	CAPITAL STOCK
September __, 2004	8401 West Dodge Road
Omaha, Nebraska 68114
402-397-4700

Contents		Page No.
Item 23.	Exhibits	2
Item 24.	Persons Controlled by or Under Common Control with the Fund	5
Item 25.	Indemnification	5
Item 26.	Business and Other Connections of Investment Adviser	5
Item 27.	Principal Underwriters	7
Item 28.	Location of Accounts and Records	7
Item 29.	Management Services	7
Item 30.	Undertakings	8
SIGNATURES		9

Special Notices
  This Other Information is not a Prospectus.
  This Other Information should be read in conjunction with Part A, the Prospectus of Bridges Investment Fund, Inc. dated September __, 2004, and Part B, Statement of Additional Information.
  Copies of the Part A and Part B filings of Bridges Investment Fund, Inc. may be obtained from the office of the Fund at the address shown above.
  The date of this Other Information is September __, 2004.

Item 22. Exhibits

(a)	(i)	The Fund Articles of Incorporation, filed with the Form N-8B-1 and amendments thereto, in File No. 811-1209, are hereby incorporated by reference.
	(ii)	Amendment to Fund Articles of Incorporation, as filed with the Nebraska
Secretary of State on February 27, 2001, increasing the authorized capital stock of the Fund from 3,000,000 to 6,000,000 shares, filed as Exhibit 23(a)(ii) to Form
N-1A, Amendment No. 45, filed February 28, 2001, is hereby incorporated by reference.
(b)	(i)	The Fund By-Laws, filed with the Form N-8B-1 and amendments thereto, in File
No. 811-1209, are hereby incorporated by reference.
	(ii)	Amendment to Article III, Section 1 of Fund By-Laws increasing the number of
Fund Directors from 11 to 14, Exhibit 23 (b)(ii) to Form N-1A, Amendment No.
27, filed April 19, 1999, is hereby incorporated by reference.
	(iii)	Amendment to Article II, Section 2 to Fund By-Laws revising provisions concerning the date of the Fund annual meeting of shareholders is filed herewith.
(c)	(i)	The Specimen Stock Certificate, filed with the Form S-5 in File No. 2-21600, is hereby incorporated by reference.
	(ii)	Account Application Form for the Fund, Exhibit 23(c)(ii) to Form N-1A,
Amendment No. 50, filed February 26, 2004, is hereby incorporated by reference.
	(iii)	New Account Application form for the Fund is filed herewith as Exhibit 22(c)(iii).
	(iv)	IRA Application form of the Fund is filed herewith as Exhibit 22(c)(iv).
	(v)	IRA Transfer Form for the Fund is filed herewith as Exhibit 22(c)(v).
	(vi)	Coverdell Education Savings Account Application form is filed herewith as
Exhibit(c)(vi).
(d)	(i)	Investment Advisory Agreement with and Amendatory Advisory Agreement with prior investment adviser, Bridges Investment Counsel, Inc., filed with Amendment No. 2 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.
	(ii)	Form of Investment Advisory Agreement with Bridges Investment Management,
Inc., Exhibit 23(d)(ii) to Form N-1A, Amendment No. 50, filed February 26, 2004, is hereby incorporated by reference.
(e)	Form of Distribution Agreement between Bridges Investment Fund, Inc., Bridges
Investment Management, Inc. and Quasar Distributors, LLC is filed herewith as Exhibit
22 (e).
(f)	Bonus or profit sharing contracts: Not applicable.
(g)	(i)	The Custodian Agreement and Amendatory Custodian Agreement filed with
Amendment No. 1 to the Form N-8B-1 in File No. 811-1209 are hereby incorporated by reference.
	(ii)	Custody agreement between Bridges Investment Fund, Inc. and the First
National Bank of Omaha dated April 23, 1997, effective on July 1, 1997, Exhibit
26 to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.
	(iii)	Form of Custody Agreement between Bridges Investment Fund, Inc. and U.S.
Bank National Association is filed herewith as Exhibit 22(g)(iii).

2

(h)	Other Material Contracts:

Copies of the model plans used by the Fund to establish retirement plans are hereby incorporated by reference as follows:
	(i)	Exhibit SE-1 filed with Post-Effective Amendment No. 1 to the Form S-5, File No.
2-21600, is hereby incorporated by reference, including Amendments thereto with Post-Effective Amendments No. 2, 3 and 13. These materials relate to the
Self-Employed Retirement Keogh Plans.
	(ii)	Amended and Restated Standard Retirement Plan, including Application Forms,
Participant Request For Distribution Forms, and Designation of Beneficiary
Forms, and the Standard Custodial Agreement, Exhibit 24(i) to Form N-1A,
Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.
	(iii)	Amended and Restated Standard Retirement Plan, corrected to final text approval by the Internal Revenue Service on July 31, 1990, Exhibit 24(j) to Form
N-1A Amendment No. 18, filed February 22, 1991, is hereby incorporated by reference.
	(iv)	Amended and Restated Individual Retirement Account Custodial Agreement
corrected to final text approval the Internal Revenue Service on June 11, 1993,
Exhibit 24(k), to Form N-1A, Amendment No. 21, filed February 24, 1994, is hereby incorporated by reference.
	(v)	Amendment to Bridges Investment Fund, Inc. Standard Retirement Plan effective
January 1, 1994, as adopted on March 29, 1994, Exhibit 24(l) to Form N-1A,
Amendment No. 22, filed February 23, 1995, is hereby incorporated by reference.
	(vi)	Model Amendment for Qualified Military Service, Model Amendment for SIMPLE
401(k) Provisions, and a new Profit Sharing Plan Application Form reflecting the
SIMPLE 401(k) Provisions at Part III all related to the Standard Retirement Plan
– No. 001, Exhibit 14(m) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.
	(vii)	Bridges Investment Fund, Inc. SIMPLE Individual Retirement Custodial Account
Master Plan, including Application Form, Custodial Agreement, Disclosure
Statement, Notice to Eligible Employees, Summary Description, Salary
Reduction Agreement, Beneficiary Designation, and Request for Distribution
Form, Exhibit 14(n) to Form N-1A, Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.

3

(viii)	Roth Individual Retirement Custodial Account (IRS Form 5305-RA) with standardized text Attachment for Article IX, Exhibit 14(o) to Form N-1A,
Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.
(ix)	Education Individual Retirement Custodial Account (IRS Form 5305-EA) with standardized text Attachment for Article XI, Exhibit 14 (p) to Form N-1A,
Amendment No. 25, filed April 28, 1998, is hereby incorporated by reference.
(x)	Agreement dated July 14, 1987, to appoint Bridges Investor Services, Inc. as
Dividend Disbursing and Transfer Agent, Exhibit 19 to Form N-1A, Amendment
No. 15, filed February 25, 1988, is hereby incorporated by reference.
(xi)	Agreement dated October 13, 1987, to establish jointly insured status under ICI
Mutual Insurance Company fidelity blanket bond between Bridges Investment
Fund, Inc.; Bridges Investor Services, Inc.; Bridges Investment Counsel, Inc.; and
Edson Bridges II Investment Counsel in California, a proprietorship, Exhibit 21 to
Form N-1A, Amendment No. 15, filed February 25, 1988, is hereby incorporated by reference.
(xii)	Bridges Investment Fund, Inc. Standard Retirement Plan, Basic Plan Document
No. 01, as revised January 1, 2000 (the “Basic Plan Document”), is hereby incorporated by reference.
(xiii)	Basic Plan Document, as amended by the EGTRRA Amendment to the Bridges
Investment Fund, Inc. Standard Retirement Plan (the “EGTRRA Amendment”), is
hereby incorporated by reference.
(xiv)	Bridges Investment Fund, Inc. Standard Retirement Plan – No. 001, Profit
Sharing Application, as Amended and Restated as of January 1, 2000 (the “Profit
Sharing Application Form”), is hereby incorporated by reference.
(xv)	Addendum to Profit Sharing Application Form to incorporate the EGTRRA
Amendment, is hereby incorporated by reference.
(xvi)	Bridges Investment Fund, Inc. Standard Retirement Plan – No. 002, Money
Purchase Pension Application Form, as Amended and Restated as of January 1,
2000 (the “Money Purchase Pension Application Form”), is hereby incorporated by reference.
(xvii)	Addendum to Money Purchase Pension Application Form to incorporate the
EGTRRA Amendment, is hereby incorporated by reference.
(xviii)	Bridges Investment Fund, Inc. Individual Retirement Account Custodial
Agreement, as amended and restated as of January 1, 2002, with Application
Form and Disclosure Statement, Exhibit 23(h)(xviii) to Form N-1A, Amendment
No. 49, filed February 28, 2003, is hereby incorporated by reference.
(xix)	Bridges Investment Fund, Inc. SIMPLE Individual Retirement Account Custodial
Agreement, as amended and restated as of January 1, 2002, with Application
Form and Disclosure Statement, Exhibit 23(h)(xix) to Form N-1A, Amendment
No. 49, filed February 28, 2003, is hereby incorporated by reference.
(xx)	Model Form 5305-RA (Rev. March 2002) Roth Individual Retirement Custodial
Account, Disclosure Statement, Contribution Form, Beneficiary Designation and
Request for Payment, Exhibit 23(h)(xx) to Form N-1A, Amendment No. 49, filed
February 28, 2003, is hereby incorporated by reference.

4

	(xxi)	Model Form 5305-EA (Rev. March 2002) Coverdell Education Savings Custodial
Account, Contribution Form, Change of Designated Beneficiary, Designation of
Change of Death Beneficiary and Request for Payment, Exhibit 23(h)(xxi) to
Form N-1A, Amendment No. 49, filed February 28, 2003, is hereby incorporated by reference.

	(xxii)	Form of Transfer Agent Servicing Agreement between Bridges Investment Fund,
Inc. and U.S. Bancorp Fund Services, LLC, is filed herewith as Exhibit 22(h)(xxii).
(i)	(i)	The opinion and consent of counsel dated July 12, 1963, as to the legality of securities issued, Exhibit F of the original Form S-5 in File No. 2-21600, are hereby incorporated by reference.
	(ii)	The opinion and consent of legal counsel, February 25, 1988, as to the legality of securities issued, Exhibit 22, to Form N-1A, Amendment No. 16, filed February
24, 1989, is hereby incorporated by reference.

(j)	Consent of Deloitte & Touche LLP is filed herewith as Exhibit 23 (j).
(k)	Omitted Financial Statements: Not applicable.
(l)	Initial Capital Agreements: Not applicable.
(m)	Rule 12b-1 Plan: Not applicable.
(n)	Rule 18f-3 Plan: Not applicable.
(o)	Reserved: Not applicable.
(p)	(i)	Restated Code of Ethics of Bridges Investment Fund, Inc. as adopted October 12,
1999, filed as Exhibit 23 (p), to Form N-1A, Amendment No. 44, filed September 25,
2000, is hereby incorporated by reference.
	(ii)	Restated Code of Ethics of Bridges Investment Fund, Inc. and Bridges Investment
Management, Inc., as reaffirmed by the Fund Board of Directors on July 21, 2004, is
filed herewith as Exhibit 22(p)(ii).

Item 23. Persons Controlled by or under Common Control with Registrant

Not applicable

Item 24. Indemnification

     Under the Nebraska Business Corporation Act, as enacted in 1995, a Nebraska corporation, such as the Fund, is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorney’s fees, incurred in connection with such proceeding. A Nebraska corporation, such as the Fund, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation. The Fund has never been requested to provide indemnification by a director or officer, nor has the Fund taken any action or made any offer to indemnify a director or officer of the Fund.

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Item 25. Business and Other Connections of Investment Adviser

     Mr. Edson L. Bridges III is President of Bridges Investment Management, Inc. and a Director of that Company. Mr. Bridges III is President and Chief Executive Officer and Director of Bridges Investment Fund, Inc. and Chairman and Director of Bridges Investor Services, Inc. Mr. Bridges III has a principal profession of investment counseling. During the last two fiscal years for the Fund, Mr. Bridges III acted for his own account in the capacity of director, officer, employee, partner, or trustee in the following businesses or activities:

Name and Principal	Position with
Business Address	Business or Activity

Edson L. Bridges III	Executive Vice
Bridges Investment Counsel, Inc.	President, Director
8401 West Dodge Road
Omaha, Nebraska 68114

Provident Trust Company	Vice President
256 Durham Plaza	and Director
8401 West Dodge Road
Omaha, Nebraska 68114

Stratus Fund, Inc.	Director, Chairman of
6811 So. 27th St.	Audit Committee
Lincoln, Nebraska 68512

     Edson L. Bridges II is the Executive Administrator and a Director of Bridges Investment Management, Inc., as well as being Chairman and a Director of Bridges Investment Fund, Inc. Mr. Bridges II is President and a Director of Bridges Investor Services, Inc. Mr. Bridges II has a principal profession in investment counseling. During the last two fiscal years for the Fund, Mr. Bridges II acted for his own account in the capacity of director, officer, employee, partner or trustee in the following businesses or activities:

Name and Principal	Position with
Business Address	Business or Activity

Edson L. Bridges II	Proprietor
Bridges Investment Advisers
8401 West Dodge Road
Omaha, Nebraska 68114

Edson L. Bridges II	President, Chief
Bridges Investment Counsel, Inc.	Executive Officer,
8401 West Dodge Road	Director
Omaha, Nebraska 68114

N. P. Dodge Company	Director
Real Estate Brokers and Management
8701 West Dodge Road
Omaha, Nebraska 68114

Airlite Plastics Company	Director
6110 Abbott Drive
Omaha, Nebraska 68110-2805

Provident Trust Company	President and
256 Durham Plaza	Director
8401 West Dodge Road
Omaha, Nebraska 68114

Store Kraft Manufacturing Company	Director
Beatrice, Nebraska 68310

West Omaha Land & Cattle Company	A Partner
8401 West Dodge Road
Omaha, Nebraska 68114

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     The question in this item uses the terms substantial nature in requiring a response. None of the foregoing relationships are substantial in terms of time commitment or compensation received as they may require only several hours per month or per calendar quarter of Mr. Bridges’ time. One exception to this statement would be Edson L. Bridges II, Bridges Investment Advisers, a proprietorship which is part of Mr. Bridges’ principal profession. The other exception is Provident Trust Company, discussed in more detail below.

     Mr. Bridges II acts as a Trustee or Co-Trustee, primarily for revocable and testamentary trusts which have investment advisory client relationships with either Bridges Investment Counsel, Inc. or Bridges Investment Advisers.

     Provident Trust Company was granted a charter by the State of Nebraska Department of Banking on March 11, 1992. Trust business activities commenced on March 14, 1992. Provident has a Management Agreement with Bridges Investment Counsel, Inc. that was entered into on March 26, 1991. Mr. Bridges II and Mr. Bridges III were active during 2003 with assistance to Provident Trust Company for the conduct of its operations and services. On December 31, 2003, Provident Trust Company was responsible to 867 customer accounts with assets valued at in excess of $792 million.

Item 26. Principal Underwriters
(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

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Advisors Series Trust	Glenmede Fund, Inc.

AHA Investment Funds	Guinness Atkinson Funds

Allied Asset Advisors Funds	Harding, Loevner Funds, Inc.

Alpine Equity Trust	The Hennessy Funds, Inc.
Alpine Series Trust	The Hennessy Mutual Funds, Inc.

Alpine Income Trust	Jacob Internet Fund

Alternative Investment Advisors	The Jensen Portfolio, Inc.

Brandes Investment Trust	Kirr Marbach Partners, Funds, Inc.

Brandywine Advisors Fund, Inc.	Kit Cole Investment Trust

Brazos Mutual Funds	Light Revolution Fund, Inc.

Buffalo Funds	LKCM Funds

Buffalo Balanced Fund	Masters’ Select Funds

Buffalo High Yield Fund	Matrix Advisors Value Fund, Inc.

Buffalo Large Cap Fund	Monetta Fund, Inc.

Buffalo Small Cap Fund	Monetta Trust

Buffalo U.S. Global Fund	MP63 Fund

CCM Advisors Funds	MUTUALS.com

CCMA Select Investment Trust	NorCap Funds

Country Mutual Funds Trust	Optimum Q Funds

Cullen Funds Trust	Permanent Portfolio

Everest Funds	Professionally Managed Portfolios

First American Funds, Inc.	Prudent Bear Mutual Funds

First American Insurance Portfolios, Inc.	Rainier Funds

First American Investment Funds, Inc.	SEIX Funds, Inc.

First American Strategy Funds, Inc.	TIFF Investment Program, Inc.

FFTW Funds, Inc.	Wexford Trust

Fort Pitt Capital Funds	Zodiac Trust

Fremont Funds

Quasar is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. Quasar is located at 615 East Michigan Street, 3rd floor, Milwaukee, Wisconsin 53202.

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal	Position and Offices with	Positions and
Business Address	Quasar Distributors, LLC	Offices with
Registrant

James R. Schoenike	President, Board Member	None

Donna J. Berth	Treasurer	None

8

Name and Principal	Position and Offices with	Positions and
Business Address	Quasar Distributors, LLC	Offices with
Registrant

Joe Redwine	Board Member	None

Bob Kern	Board Member	None

Eric W. Falkeis	Board Member	None

Teresa Cowan	Assistant Secretary	None

The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     (c) The following table sets forth the commissions and other compensation received, directly or indirectly, from the Funds during the last fiscal year by the principal underwriter who is not an affiliated person of the Funds.

	(2)
	Net	(3)
	Underwriting	Compensation
(1)	Discounts	on Redemption	(4)	(5)
Name of Principal	and	and	Brokerage	Other
Underwriter	Commission	Repurchases	Commissions	Compensation

Quasar Distributors, LLC	None	None	None	None

Item 27. Location of Accounts and Records

          The following are the names and addresses of persons maintaining physical possession of accounts, books or other documents required to be maintained by Section 31(a) the Investment Company Act of 1940 and the rules adopted thereunder:

                (1) Bridges Investment Fund, Inc. Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114. The persons in charge of the corporate records are Mrs. Mary Ann Mason, Secretary, and Mrs. Nancy K. Dodge, Treasurer.

                (2) Bridges Investment Management, Inc., Suite 256, Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114.

                (3) U.S. Bank National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202 (records relating to its functions as custodian).

                (4) U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, Wisconsin 53202 (records relating to its functions as transfer agent).

                (5) Quasar Distributors, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, Wisconsin 53202 (records relating to its functions as distributor).

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Item 28. Management Services

          Not applicable

Item 29. Undertakings

           Not applicable

10

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 29th day of July, 2004.

BRIDGES INVESTMENT FUND, INC.

/s/ Edson L. Bridges III

Edson L. Bridges III,
President and Chief Executive

Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ Edson L. Bridges III	President	July 29, 2004
Director
Edson L. Bridges III		Date

/s/ Nancy K. Dodge	Treasurer	July 29, 2004

Nancy K. Dodge		Date

/s/ Edson L. Bridges II	Director	July 29, 2004

Edson L. Bridges II		Date

/s/ N. P. Dodge, Jr.	Director	July 29, 2004

N. P. Dodge, Jr.		Date

/s/ John W. Estabrook	Director	July 29, 2004

John W. Estabrook		Date

/s/ Jon D. Hoffmaster	Director

Jon D. Hoffmaster		Date

Director

John J. Koraleski		Date

Director

Gary L. Petersen		Date

/s/ John T. Reed	Director	July 29, 2004

John T. Reed		Date

/s/ Roy A. Smith	Director	July 29, 2004

Roy A. Smith		Date

Director

Janice D. Stoney		Date

/s/ L.B. Thomas	Director	July 29, 2004

L.B. Thomas		Date

/s/ John K. Wilson	Director	July 29, 2004

John K. Wilson		Date

11